                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION


           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
               EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)


Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/X/ Preliminary Proxy Statement     / / Confidential, for Use of the Commission
                                        Only (as permitted by Rule 14a-6(e)(2))
/ / Definitive Proxy Statement

/ / Definitive Additional Materials

/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               Technalysis Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     / /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
          14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.

     / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

     /X/ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
                               Common Stock
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     (2)  Aggregate number of securities to which transaction applies:
                                2,202,803
--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                                 $14.00 Cash per share
--------------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:
                                 $30,839,242
--------------------------------------------------------------------------------

     (5)  Total fee paid:
                                 $6,167.85
--------------------------------------------------------------------------------

     / /  Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

--------------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3)  Filing Party:

--------------------------------------------------------------------------------

     (4)  Date Filed:

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
                            TECHNALYSIS CORPORATION
                            6700 France Avenue South
                             Minneapolis, MN 55435

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                            ------------------------

To The Stockholders of
TECHNALYSIS CORPORATION:

    A special meeting of the stockholders of Technalysis Corporation will be held at the corporate offices of Technalysis Corporation (the "Company") at 6700 France Avenue South, Minneapolis, Minnesota, on Tuesday, April 30, 1996, at 10:00 a.m., for the following purposes:

    1. To consider and vote upon approval of an Agreement and Plan of Merger, dated January 10, 1996, between the Company and Compuware Corporation, a Michigan corporation, providing for the merger of the Company with and into Compuware Corporation, pursuant to which each outstanding share of the Company's common stock (other than shares as to which the holders have perfected their appraisal rights under Minnesota law) will be converted into the right to receive $14.00 in cash, without interest, all as more fully described in the accompanying Proxy Statement and the Agreement and Plan of Merger, a copy of which is attached as Exhibit I to the Proxy Statement.

    2. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

    THE BOARD OF DIRECTORS OF THE COMPANY BELIEVES THAT THE AGREEMENT AND PLAN OF MERGER IS IN THE BEST INTERESTS OF THE STOCKHOLDERS OF THE COMPANY AND RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE AGREEMENT AND PLAN OF MERGER.

    Only stockholders of record at the close of business on March 15, 1996 will be entitled to notice of and to vote at the meeting or any adjournment thereof.

    YOUR VOTE IS IMPORTANT. SINCE ADOPTION OF THE AGREEMENT AND PLAN OF MERGER REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE COMPANY'S OUTSTANDING SHARES OF COMMON STOCK, A FAILURE TO VOTE, IN PERSON OR BY PROXY, WILL HAVE THE SAME EFFECT AS A NEGATIVE VOTE. PLEASE PROMPTLY COMPLETE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE, WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING. YOU MAY NEVERTHELESS VOTE IN PERSON IF YOU DO ATTEND THE MEETING. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                                               BY ORDER OF THE BOARD OF DIRECTORS

                                               /s/ MILAN L. ELTON
                                               ------------------------
                                               Milan L. Elton,
                                               Secretary


Minneapolis, Minnesota
April 2, 1996

                            TECHNALYSIS CORPORATION
                            6700 France Avenue South
                          Minneapolis, Minnesota 55435

                                PROXY STATEMENT
                                      FOR
                        SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD APRIL 30, 1996


    This Proxy Statement is being furnished to the stockholders of Technalysis Corporation, a Minnesota corporation (the "Company"), in connection with the solicitation on behalf of the Company's Board of Directors of proxies to be used at the Special Meeting of Stockholders to be held at the Company's offices at 6700 France Avenue South, Minneapolis, Minnesota, on Tuesday, April 30, 1996, at 10:00 a.m., and any adjournment thereof (the "Special Meeting"). This Proxy Statement, the Notice and the accompanying proxy card and related materials are first being mailed to the Company's stockholders on or about April 2, 1996.


    At the Special Meeting, stockholders will be asked to consider and vote upon the approval of an Agreement and Plan of Merger, dated January 10, 1996 (the "Merger Agreement"), between the Company and Compuware Corporation, a Michigan corporation ("Compuware"). A copy of the Merger Agreement is attached as Exhibit I to this Proxy Statement. Under the terms of the Merger Agreement, (i) the Company will be merged with and into Compuware (the "Merger"), and (ii) each outstanding share of the Company's Common Stock, $.10 par value ("Common
Stock"), other than shares as to which the holders have perfected their appraisal rights in accordance with Sections 302A.471 and 302A.473 of the Minnesota Business Corporation Act, as amended, will be converted into the right to receive $14.00 in cash, without interest. If the Merger is not consummated for any reason, the Board of Directors expects to continue the business of the Company as described under "BUSINESS OF THE COMPANY."

    Copies of the Company's Annual Report on Form 10-K for the year ended December 31, 1995, are being furnished herewith to all stockholders.

                                PROXY STATEMENT
                               TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                             ---------
SUMMARY OF PROXY STATEMENT.................................................................................          1
GENERAL INFORMATION........................................................................................          3
THE MERGER.................................................................................................          3
  Background of the Merger.................................................................................          3
  Recommendation of the Board of Directors.................................................................          5
  Opinion of Financial Advisor.............................................................................          6
  Agreement and Plan of Merger.............................................................................          8
  Interests of Certain Persons in the Merger...............................................................         10
  Financing of the Merger..................................................................................         11
  Federal Income Tax Consequences..........................................................................         11
  Rights of Dissenting Stockholders........................................................................         11
BUSINESS OF COMPUWARE CORPORATION..........................................................................         13
BUSINESS OF THE COMPANY....................................................................................         13
MARKET PRICES OF COMMON STOCK..............................................................................         14
SELECTED FINANCIAL DATA....................................................................................         14
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.............................................         16
INDEPENDENT PUBLIC ACCOUNTANTS.............................................................................         17
OTHER MATTERS..............................................................................................         17
STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING..............................................................         17
DOCUMENTS INCORPORATED BY REFERENCE........................................................................         17

------------------------
EXHIBITS:

 I. Agreement and Plan of Merger

 II. Opinion of Houlihan Lokey Howard & Zukin

III. Sections 302A.471 and 302A.473 of the Minnesota Business Corporation Act

                           SUMMARY OF PROXY STATEMENT

    THE FOLLOWING IS A BRIEF SUMMARY OF CERTAIN INFORMATION CONTAINED IN THIS PROXY STATEMENT. THIS SUMMARY IS QUALIFIED IN ITS ENTIRETY BY THE MORE DETAILED INFORMATION CONTAINED ELSEWHERE IN THIS PROXY STATEMENT AND THE EXHIBITS ATTACHED HERETO. STOCKHOLDERS ARE URGED TO READ THE ENTIRE PROXY STATEMENT, INCLUDING THE EXHIBITS AND THE OTHER DOCUMENTS ACCOMPANYING THE PROXY STATEMENT.

THE SPECIAL MEETING

    The Special Meeting of Stockholders (the "Special Meeting") of Technalysis Corporation, a Minnesota corporation (the "Company"), will be held at the Company's offices at 6700 France Avenue South, Minneapolis, Minnesota, on Tuesday, April 30, 1996, at 10:00 a.m. At the Special Meeting, stockholders will be asked (i) to consider and vote upon approval of an Agreement and Plan of Merger, dated January 10, 1996 (the "Merger Agreement"), between the Company and Compuware Corporation, a Michigan corporation ("Compuware"), and (ii) to transact such other business as may properly come before the Special Meeting, or any adjournment thereof. The affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock entitled to vote is required for approval of the Merger Agreement. See "General Information."

THE MERGER

    Under the terms of the Merger Agreement, the Company will be merged with and into Compuware Corporation (the "Merger"), and each outstanding share of Common Stock of the Company (other than shares as to which the holders shall have perfected their appraisal rights under Minnesota law) will be converted into the right to receive $14.00 in cash, without interest. Thereafter, the separate existence of the Company will cease. A copy of the Merger Agreement is attached as Exhibit I to this Proxy Statement. See "THE MERGER -- Agreement and Plan of Merger."

RECOMMENDATION OF THE BOARD OF DIRECTORS OF THE COMPANY

    The Board of Directors of the Company believes that the Merger is in the best interests of, and is fair to, the Company's stockholders. The Board has unanimously approved the Merger Agreement and unanimously recommends the approval of the Merger Agreement by the stockholders of the Company. See "THE MERGER -- Recommendation of the Board of Directors."

OPINION OF INVESTMENT BANKER

    Houlihan Lokey Howard & Zukin, an investment banking firm, has delivered a written opinion to the Board of Directors of the Company, based upon the review and analysis described therein and subject to the assumptions set forth therein, to the effect that the consideration to be received as a result of the Merger by the stockholders is fair from a financial point of view. Stockholders are urged to read the opinion, which is set forth as Exhibit II to this Proxy Statement. See "THE MERGER -- Opinion of Investment Banker."

EFFECTIVE TIME OF THE MERGER

    The Merger shall become effective at such time as the Certificate of Merger is duly filed with the Secretary of State of the State of Minnesota and the Secretary of State of the State of Michigan, or such later date set forth in the Certificate of Merger (the "Effective Time"). See "THE MERGER -- Agreement and Plan of Merger."

CONDITIONS TO CONSUMMATION OF THE MERGER; TERMINATION; CERTAIN COVENANTS

    Under the Merger Agreement, the respective obligations of the Company and Compuware to consummate the Merger are subject to satisfaction, at or before the Effective Time, of certain conditions, including approval by the Company's stockholders. The Merger Agreement may also be terminated for a number of reasons, including the failure by the parties to complete the Merger by May 31, 1996. Pending completion of the Merger, the Company has agreed to conduct its business in the ordinary course and to provide reasonable access to its properties, books and records to representatives of Compuware. See "THE MERGER - Agreement and Plan of Merger."

INTERESTS OF CERTAIN PERSONS IN THE MERGER

    The Company's directors and executive officers beneficially own, in the aggregate, 564,129 shares (25.7 percent) of the Company's outstanding Common Stock and will receive $7,897,806 in the Merger for such shares. Executive officers and other employees may enter into new employment agreements with Compuware. See "THE MERGER -- Interests of Certain Persons in the Merger."

FINANCING OF THE MERGER

    The  total  funds  required  for  the  financing  of  the  Merger  will   be
approximately $30,800,000. Compuware intends to finance the Merger with existing funds. See "THE MERGER -- Financing of the Merger."

FEDERAL INCOME TAX CONSEQUENCES

    If the Merger is consummated, the receipt by a stockholder of $14.00 in cash per share as a result of the Merger will be a taxable transaction for federal income tax purposes, and each stockholder will recognize gain or loss equal to the difference between such stockholder's basis in the Common Stock of the Company surrendered and the amount of cash received. Each stockholder is urged to consult a tax advisor with respect to the tax consequences of the Merger. See "THE MERGER -- Federal Income Tax Consequences."

RIGHTS OF DISSENTING STOCKHOLDERS

    Stockholders of the Company who do not wish to accept the $14.00 per share in cash to be paid under the terms of the Merger Agreement may dissent from the Merger and elect to have a judicial determination of the fair value of their shares of Common Stock at the Effective Time of the Merger (exclusive of any element of value arising from the accomplishment or expectation of the Merger) by complying with the requirements of Sections 302A.471 and 302A.473 of the Minnesota Business Corporation Act, as amended, the full text of which is attached as Exhibit III to this Proxy Statement. See "THE MERGER -- Rights of Dissenting Stockholders."

BUSINESS OF COMPUWARE

    Compuware is an international corporation with fiscal 1995 revenues of $533.9 million. Compuware develops, markets and supports an integrated line of software products designed to improve programmer and applications productivity across commercial platforms. In addition, Compuware professional services provide large corporate and public sector clients who work across a broad range of technologies with information systems planning, development, implementation, maintenance and training. See "BUSINESS OF COMPUWARE."

BUSINESS OF THE COMPANY

    The Company is engaged in the business of providing computer systems and programming services to customers throughout the United States. See "BUSINESS OF THE COMPANY."

PRICE RANGE OF COMMON STOCK

    The Company's Common Stock is traded in the NASDAQ National Market System. (Symbol: TECN). The closing sale price of the Common Stock has ranged from $10.50 to $13.56 between January 1, 1994 and the date hereof. On January 9, 1995, the last trading day prior to the public announcement of the Merger, the closing sale price for the Common Stock was $12.00. See "MARKET PRICES OF COMMON STOCK."

                              GENERAL INFORMATION

    At the Special Meeting, stockholders will be asked to consider and vote upon the approval of an Agreement and Plan of Merger, dated January 10, 1996 (the "Merger Agreement"), between the Company and Compuware Corporation, a Michigan corporation ("Compuware"). A copy of the Merger Agreement is attached as Exhibit I to this Proxy Statement. Under the terms of the Merger Agreement, (i) the Company will be merged with and into Compuware (the "Merger"), (ii) each outstanding share of the Company's Common Stock, $.10 par value ("Common Stock"), other than shares as to which the holders have perfected their appraisal rights in accordance with Sections 302A.471 and 302A.473 of the Minnesota Business Corporation Act, as amended, will be converted into the right to receive $14.00 in cash, without interest.

    The Board of Directors has fixed the close of business on March 15, 1996 as the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting. As of such date, there were 2,202,803 shares of Common Stock outstanding and entitled to vote, which were held of record by approximately 320 stockholders. Each share entitles the holder thereof to one vote, exercisable in person or by properly executed proxy, on each matter to be considered at the Special Meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Special Meeting. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote is required for the approval of the Merger Agreement and the transactions contemplated thereby. The Common Stock does not have cumulative voting rights.

    All shares represented at the Special Meeting by proxies in the form accompanying this Proxy Statement which are received prior to or at the Special Meeting will be voted in accordance with the instructions thereon, provided the proxies are properly signed and dated. If no instructions are indicated thereon, the proxies will be voted FOR the approval of the Merger Agreement. A failure to vote on the Merger Agreement, in person or by proxy, will have the same effect as a negative vote.

    The Board of Directors knows of no other matters which are expected to come before the Special Meeting. If any other matters are presented at the Special Meeting, the persons named in the proxies will have discretion to vote thereon in accordance with their judgment.

    Execution of a proxy will not prevent a stockholder from attending the Special Meeting or from revoking his or her proxy and voting in person. Any stockholder giving a proxy may revoke it at any time before it is voted by giving the Secretary of the Company a written notice of revocation bearing a later date than the proxy, by submitting a properly executed, later-dated proxy or by voting in person at the Special Meeting. Attendance at the Special Meeting will not, in and of itself, constitute a revocation of a proxy. Any written notice revoking a proxy should be sent to Technalysis Corporation, 6700 France Avenue South, Minneapolis, Minnesota 55435, Attention: Secretary.

    The cost of solicitation of proxies pursuant to this Proxy Statement will be borne by the Company. In addition to solicitation by use of the mails, proxies may also be solicited by certain directors, officers and employees of the Company in person or by telephone or telegram. Such persons will receive no additional compensation for such services. The Company will reimburse brokerage firms, banks and certain other institutions holding stock in their names or those of their nominees on behalf of other persons for reasonable out-of-pocket expenses in forwarding proxies and proxy material to such persons.

                                   THE MERGER

BACKGROUND OF THE MERGER

    From time to time over the last ten years, various persons have contacted management of the Company regarding the possibility of acquiring the Company. Although none of these inquiries resulted in a definitive agreement before the Merger Agreement, management of the Company came to believe that an acquisition of the Company could be in the best interests of the Company's stockholders. Prior to the first offer by Compuware, as described below, management believed that the

Company's Common Stock was undervalued in the public market. In addition, because the average daily trading volume for the Common Stock was quite low historically, stockholders could not sell a significant number of shares without adversely affecting the price. In the opinion of management, there was a serious lack of liquidity for the stockholders. For additional reasons why the Company entered into the Merger Agreement, see "Recommendation of the Board of Directors."

    In late 1992, Peter Karmanos, Jr., Chairman of Compuware, contacted Victor Rocchio, Chairman of the Company, regarding the possibility of a merger of their two companies. Further discussions and negotiations between Mr. Karmanos and Mr. Rocchio resulted in a signed letter of intent to enter into a merger agreement in early 1993. Under terms of the letter of intent, shareholders of the Company were to receive $16.75 of Compuware common stock for each share of the Company's outstanding common stock. The actual shares that would have been received were subject to a collar which created a maximum and minimum number of shares that could be received based on the market value of Compuware stock at the time of closing. Due to a significant decline in the market value of Compuware common stock (which would have resulted in the Company's shareholders receiving a value for their Company shares much lower than the $16.75 per share), merger discussions were terminated prior to the actual signing of a definitive agreement. In connection with the discussions relating to the proposed transaction, the Company's Board of Directors did a significant amount of due diligence concerning both the possibility of a sale, and in particular, a sale to Compuware. During the entire period of time that the proposed transaction was bring discussed, no other potential buyers approached the Company.


    In late 1994, Mr. Karmanos again contacted Mr. Rocchio regarding the possibility of a merger. In January, 1995, Mr. Rocchio, Milan Elton, Vice President and a director of the Company, and John Schulzetenberg, a director of the Company, met with Mr. Karmanos and members of Compuware's senior management group to discuss a possible merger. Although no formal agreement was reached, prolonged negotiations, regarding terms of a possible transaction, took place through March 1995, and a significant amount of time was spent by the Company's Board of Directors considering both the possibility of a sale and, specifically, a sale to Compuware. Although there was never a formal announcement of the discussions, the Company's common stock price moved from the $10 range to the $12 range based on certain statements made by stock analysts suggesting that the Company was for sale. The $12 per share stock price remained constant throughout 1995. It is the opinion of the Company's management that the continuing rumors of a possible sale held the market price of the Company's Common Stock at a higher level than should have been expected based on the Company's operating performance. During 1995, two other companies approached the Company to inquire about the possibility of a sale.


    In the fall of 1995, Mr. Rocchio experienced medical problems that forced him to cut back his activities significantly. Shortly thereafter, Mr. Karmanos contacted Mr. Rocchio to indicate Compuware's continued interest in acquiring the Company. Mr. Rocchio notified the Company's Board of Directors about Compuware's proposal and the Board of Directors determined it would be in the best interest of the Company and its shareholders to carry on negotiations with Compuware. Negotiations were held between Mr. Schulzetenberg, representing the Company's Board of Directors, and Eliot Stark from Compuware during December 1995. The Company's historical financial information was provided to Compuware for its review and consideration. Additional discussions concerning how the Company's operations and personnel would fit with those of Compuware were held between Mr. Elton and Ralph Caponigro, CFO of Compuware. As a result of the negotiations, Compuware made an offer, in early January 1996, to acquire the Company for $14.00 per share in cash.

    While negotiations were taking place with Compuware, the Company's Board of Directors determined that if they were going to consider an offer by Compuware, they should also have discussions with the other two companies that had inquired about the possibility of acquiring the Company during 1995. Mr. Schulzetenberg contacted representatives from each of the companies during December 1995. One of these companies, Affiliated Computer Services, Inc. ("ACS") did a significant amount of due diligence, which included a review of historical financial information and an interview with Mr. Elton and

Mr. Schulzetenberg conducted by Jim Stone, VP of Corporate Development, and Rob Brooks and John Winslow, from ACS's professional services division. After completion of their review, Mr. Stone indicated that while ACS had an interest in additional discussions with the Company, the most ACS would be willing to pay for the Company would be $10 per share. The form of the consideration was not discussed. Norell Services ("Norell") was the other company contacted. Before any due diligence was undertaken by anyone from Norell (other than that from prior discussions between Guy Millner, Chairman of Norell Services, and Mr. Elton earlier in 1995), Mr. Schulzetenberg and Mr. Millner had a discussion concerning Technalysis's then current per share market price ($12). Mr. Millner indicated that Norell would be interested in having some discussions with the Company, but that he would not be willing to pay any premium over the current market price. Norell never performed any due diligence other than having historical information that was available in the marketplace. In an early January conversation with Larry Bryan, Executive VP of Norell, he indicated to Mr. Schulzetenberg that Norell might pay up to the $14.00 offered by Compuware but not any higher.


    Since the discussions with the other companies were not firm offers and the proposed prices were not higher than the offer from Compuware, and because the Board of Directors of the Company believed there was a better fit for the Company's employees within the organization of Compuware due to similarities in business methods and corporate cultures, the Board of Directors of the Company, with the assistance of legal counsel, entered into negotiations with Compuware concerning the terms of the merger. On December 13, 1995, The Board of Directors also retained Houlihan, Lokey, Howard & Zukin, Inc. ("Houlihan Lokey"), a national specialty investment banking group, to assist the Board of Directors in evaluating the proposal and to provide a fairness opinion to the Board of Directors as to the fairness of the $14.00 per share offered by Compuware. Houlihan Lokey, which had no relationship with either the Company or its officers and directors, prior to being asked to provide the fairness opinion, was engaged by the Board of Directors to opine on the fairness of the $14.00 per share cash offer without any limitation on the scope of its review.


    On January 9, 1996, the Board of Directors met with its legal counsel and representatives from Houlihan Lokey to review the current proposal from Compuware to acquire the Company in a cash merger for $14.00 per share. The Board of Directors reviewed the proposal, discussed the values of the Company's Common Stock suggested by the other two companies that had indicated an interest in acquiring the Company, and listened to a presentation by representatives from Houlihan Lokey regarding their preliminary evaluation of the value of the Company's Common Stock and the fairness of the offer by Compuware. The Board of Directors reviewed the proposal and the current draft of the Merger Agreement in great detail and had extensive discussions regarding the relative nature of the current fixed, $14.00 per share cash offer versus the variable, $16.75 stock per share offer made in early 1993. Other items of consideration were the decline in the Company's revenues and earnings since 1993, and Mr. Rocchio's announcement to the Board that he intended to retire from the Company effective February 15, 1996 due to health reasons.

    At the end of the same meeting, the Board of Directors took formal action unanimously approving the offer from Compuware, subject to receipt of a fairness opinion from Houlihan Lokey and negotiation of a definitive merger agreement. Late that afternoon, the Company made a public announcement of its intent to be acquired by Compuware. The Merger Agreement was signed effective January 10, 1996.

    No other offers or inquiries have been received by the Company since the January 9, 1996 public announcement of the proposed merger.

RECOMMENDATION OF THE BOARD OF DIRECTORS

    The Board of Directors of the Company has unanimously approved the Merger Agreement and believes that the Merger is in the best interests of the stockholders of the Company. The Board of Directors unanimously recommends to the stockholders that they vote FOR approval of the Merger Agreement. The Board of Directors believes that the Company's stockholders will benefit from the Merger.

    In reaching these conclusions, the Board of Directors considered many factors including, but not limited to, the following:

        1. The terms of the Merger Agreement, including the $14.00 in cash to be paid to the Company's stockholders for each share of the Company's common stock they hold. The Board believes that an all cash offer is superior to one involving stock or securities. Although the stockholders' receipt of cash would be taxable in most cases, there is no risk of a decline in value of the buyer's stock or of a default in a debt security.

        2. The opinion of Houlihan Lokey that the $14.00 per share in cash to be paid to the stockholders is fair from a financial point of view. The Board agrees with the opinion of Houlihan Lokey.

        3. The ability of Compuware to consummate the Merger promptly and the availability of sufficient financing to do so. As of December 31, 1995, Compuware had $39,643,000 of cash and cash equivalents, which exceeds the $30,800,000 payable to the Company's stockholders in the merger.

        4. The expressions of interest to acquire the Company made by other companies. Neither of the two other interested parties made a firm offer to purchase the Company for the same or more than Compuware's offer.

        5. The historical and recent market prices of the Common Stock and the relative lack of liquidity for the Company's stockholders. The Common Stock has traded in a fairly narrow range over the past several years. Trading volume has been low with the result that a large sale would depress the market price. See "Market Prices of Common Stock."

        6. The operating results of the Company over the past several years and in particular the results for the year ended December 31, 1995. Since 1991, net earnings have declined from $.87 to $.39 per share. See "Selected Financial Data."


        7. The present need for a change in management of the Company, resulting from the announcement by Mr. Rocchio, then President and Chief Executive Officer, of his intention to retire due to health reasons. With Mr. Rocchio's resignation, the Company would be left with only one executive officer and would need to recruit additional management.


    The Board of Directors believes that if this transaction does not occur, the Company's revenue and net income will not increase significantly in the next two years and the market price of the Common Stock will decline to a level below that which existed prior to the announcement of this transaction on January 9, 1996. It is the opinion of the Board of Directors that continuing rumors of a sale of the Company during 1995 have held the market price of the Common Stock at a higher level than should have been expected based on the Company's operating performance.

OPINION OF FINANCIAL ADVISOR

    At the January 9, 1996 meeting of the Company's Board of Directors, Houlihan Lokey delivered its preliminary opinion, which it later confirmed in writing on February 15, 1996, to the effect that, based upon the matters presented to the Board, as of such date, the transaction contemplated by the Merger Agreement is fair to Technalysis shareholders, from a financial point of view.

    Houlihan Lokey is a nationally recognized investment banking firm with special expertise in, among other things, valuing businesses and securities and rendering fairness opinions. Houlihan Lokey is continually engaged in the valuation of businesses and securities in connection with mergers and acquisitions, leveraged buyouts, private placements of debt and equity, corporate reorganizations, employee stock ownership plans, corporate and other purposes. The Board selected Houlihan Lokey because of its experience and expertise in performing valuation and fairness analyses. Houlihan Lokey received a fee of $62,500, plus reimbursement of out-of-pocket expenses, in connection with its fairness opinion analysis. Houlihan Lokey does not beneficially own nor has it ever beneficially owned any interest in the Company.

    The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. The following is a brief summary and general description of the valuation methodologies followed by Houlihan Lokey. The summary does not purport to be a complete statement of the analyses and procedures applied, the judgments made or the conclusion reached by Houlihan Lokey. Houlihan Lokey believes, and so advised the Board, that its analyses must be considered as a whole, and that selecting portions of its analyses and the factors considered by it, without considering all factors and analyses, could create an incomplete view of the process underlying its analyses and opinion.

    In connection with its opinion, Houlihan Lokey has reviewed, among other things, (i) the Company's annual reports to shareholders and Form 10-Ks for the five fiscal years ended December 31, 1994, Form 10-Qs for the quarterly periods ended March 30, 1995, June 30, 1995, and September 30, 1995 and internal financials for the fiscal year ended December 31, 1995 (which Company management has identified as the most current financial information available); and (ii) the Company's internal projections for fiscal 1996, dated approximately December 15, 1995. In addition, Houlihan Lokey has interviewed certain members of the senior management of the Company regarding the operations, financial condition, future prospects and projected operations and performance of the Company and has visited the Company's headquarters in Edina, Minnesota. Houlihan Lokey has also reviewed the reported prices and trading activity of the Company's common stock, compared certain financial and stock market information for the Company with that of certain other similar companies with publicly-traded securities, reviewed certain recent business combinations in the computer software services industry, reviewed a summary of discussions with other parties potentially interested in acquiring the Company, and performed such other studies and analyses as it considered appropriate.

    As a basis for its fairness analysis, Houlihan Lokey determined an appropriate range of value for the Company, relative to the cash purchase price to be paid by Compuware. Houlihan Lokey applied the following valuation methodologies in determining appropriate ranges of value for the Company.

    SELECTED COMPARABLE PUBLIC COMPANY ANALYSIS. Houlihan Lokey reviewed selected financial, operating and stock market information for the Company in comparison with corresponding information of selected comparable public companies. The selected comparable public companies in the computer programming services industry were: Analysts International Corp., CACI International, Computer Data Systems Inc., Computer Horizons Corporation, Computer Task Group Inc., Compuware Corp, and Keane, Inc. (collectively referred to as the "Comparative Public Companies"). The purpose of these analyses was to ascertain how the Company compared to its respective peers in relation to certain financial indicators. The multiples and ratios for each of the selected companies were based on the most recent publicly available information and selected analysts earnings estimates, adjusted to correlate with the Company's respective fiscal year ending dates. With respect to the selected comparable public companies, Houlihan considered, among many other things, total invested capital ("TIC", the summation of the current trading market value of common equity plus the book value of the last reported preferred equity and funded debt) as a multiple of the latest twelve months ("LTM 1995") and estimated 1996 earnings before interest, taxes, depreciation and amortization ("EBITDA"). The analyses indicated TIC multiples of LTM 1995 EBITDA of 4.4x -- 22.1x with a median of 7.4x and estimated 1996 EBITDA of 4.3x -- 15.8x with a median of 5.9x. Houlihan Lokey also considered the current trading market value for common equity (common equity value) as a multiple of LTM 1995 and estimated 1996 net income. The analyses indicated common equity value multiples of LTM 1995 net income of 8.6x -- 44.5x with a median of 17.1x and estimated 1996 net income of 8.5x -- 28.5x with a median of 12.9x.

    VALUATION RANGE. Based on the multiples of the comparable public companies outlined above, Houlihan Lokey determined a valuation range for Technalysis of approximately $19.0 million to $21.0 million. Houlihan Lokey then considered the impact of excess cash and an appropriate control premium to conclude an enterprise value for Technalysis of $28.0 million or $12.70 per share based on 2,202,803 outstanding shares as of December 18, 1995.

    HISTORICAL STOCK TRADING ANALYSIS. Houlihan Lokey reviewed the trading prices and volumes for the Company's common stock and the relationship between price movements of the Company's common stock and the price movements of the common stocks of the Comparable Public Companies.


    COMPARABLE TRANSACTION ANALYSIS. Houlihan Lokey performed analyses of certain recent transactions in the computer programming services and other related industries including but not limited to, transactions involving Altai Inc., Easel Corp., Legent Corp., Saber Software Inc. and Trinzic Corporation. With respect to each transaction, Houlihan Lokey compared the final purchase price with the trading price of the target company's common stock over varying time periods prior to announcement of the transaction. Houlihan Lokey also reviewed certain transaction multiples determined based upon the ratio of total purchase price over representative levels of earnings and cash flow.


    These analyses were prepared solely for the purposes of Houlihan Lokey providing its opinion and are not appraisals or representations of prices at which businesses or securities may actually be sold. Analyses based on forecasts of future results are not necessarily indicative of actual future results, which may be more or less favorable than suggested by such analyses. These analyses are based upon numerous factors and events that are beyond the control of the parties and their respective advisors. Hence, none of the Company, Houlihan Lokey, or any other person, assumes responsibility if future results are materially different from those forecast.

    Houlihan Lokey has not independently verified the accuracy and completeness of the information supplied to it with respect to the Company and does not assume any responsibility with respect to it. Houlihan Lokey has not made any physical inspection or independent appraisal of any of the properties or assets of the Company. Houlihan Lokey's opinion is necessarily based on business, economic, market and other conditions as they exist and can be evaluated by it at the date of its opinion.

AGREEMENT AND PLAN OF MERGER

    GENERAL. The Merger Agreement provides that, subject to the adoption of the Merger Agreement by the stockholders of the Company and the satisfaction or waiver of certain other conditions, the Company will be merged with and into Compuware and the separate existence of the Company will cease. At the effective time of the Merger, each share of Common Stock then issued and outstanding (other than dissenting shares) will, by virtue of the Merger and without any action on the part of the holders of such shares, be converted into the right to receive $14.00 in cash, without interest. Stockholders who do not vote in favor of the Merger Agreement and who otherwise comply with the provisions of Sections 302A.471 and 302A.473 of the Minnesota Business Corporation Act have the right to seek a judicial determination of the fair value of their shares of Common Stock and to be paid such amount. See "Rights of Dissenting Stockholders." After the Merger, holders of Common Stock will possess no interest in or rights as stockholders of the Company; their only right in respect of their shares of Common Stock will be to receive payment as described above. The Merger will be treated as a purchase for accounting purposes.

    All references to and summaries of the Merger Agreement in this Proxy Statement are qualified in their entirety by reference to the text of the Merger Agreement, which is attached as Exhibit I to this Proxy Statement.

    EFFECTIVE TIME. The effective time of the Merger will occur at such time as the Certificate of Merger is duly filed with the Secretary of State of the State of Minnesota and the Secretary of State of the State of Michigan or such later date as may be set forth in the Certificate of Merger, all in accordance with the Minnesota Business Corporation Act and the Michigan Business Corporation Act, as amended (the "Effective Time"). The required filings are expected to be made as soon as practicable after the approval of the Merger Agreement by the Company's stockholders at the Special Meeting and the satisfaction or waiver of all other conditions to the consummation of the Merger. See "Conditions to the Merger."

    PAYMENT FOR SHARES. The Merger Agreement provides that State Street Bank shall serve as Compuware's agent (the "Paying Agent"), for the purpose of exchanging the certificates formerly representing shares of Common Stock for the $14.00 to be paid for each of such shares in the Merger.

    As soon as practicable after the Effective Time, Compuware will send, or will cause the Paying Agent to send, a Letter of Transmittal to each holder of a certificate or certificates theretofore evidencing Common Stock of record as of the Effective Time, other than certificates representing dissenting shares, advising such holder of the effectiveness of the Merger and the procedure for sending the Paying Agent such certificates in exchange for the cash to be received therefor as a result of the Merger.

    Upon surrender to the Paying Agent of such certificates, together with a properly completed Letter of Transmittal and other documents as may be reasonably requested, such holders will be entitled to receive a check representing $14.00 multiplied by the number of shares of Common Stock represented by such surrendered certificates. Until so surrendered, after the Effective Time each certificate shall be deemed to represent for all purposes only the right to receive such cash, and no other right, with regard to the Company or Compuware. After the Effective Time, there shall be no further registration of transfers of shares of Common Stock. If payment for shares of
Common Stock surrendered is to be paid to a person other than the registered holder of such shares, the certificate so surrendered must be properly endorsed or otherwise in proper form for transfer. Holders of options granted under the Company's Incentive Stock Option Plans will receive equivalent options to purchase Compuware Common Stock. There are currently 125,750 options outstanding, none of which are held by directors or officers of the Company.

    Any portion of the Merger consideration remaining with the Paying Agent six months after the Effective Time will be turned over to Compuware, after which time stockholders will be entitled to look, subject to applicable escheat and other similar laws, only to Compuware for payment for their shares of Common Stock.

    STOCKHOLDERS SHOULD NOT SURRENDER THEIR COMMON STOCK CERTIFICATES BEFORE RECEIVING TRANSMITTAL MATERIALS FROM THE PAYING AGENT AND, ACCORDINGLY, SHOULD NOT SEND ANY STOCK CERTIFICATES WITH THE ENCLOSED PROXY CARD.

    CONDITIONS TO THE MERGER. Under the Merger Agreement, the obligations of both the Company and Compuware are subject to the satisfaction, at or before the Effective Time, of certain conditions or the waiver thereof. If any condition required to be satisfied by a party is not satisfied by such party, and is not waived by the other party, the Merger will not be consummated. Among such conditions are that (i) the stockholders of the Company have duly approved the Merger Agreement; (ii) the Board of Directors of Compuware has duly approved the Merger Agreement; (iii) any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 shall have expired or been terminated; (iv) no final, nonappealable injunction or other order by any governmental entity which prevents the consummation of the Merger has been issued and remains in effect, and (v) all necessary consents, authorizations and approvals shall have been obtained. On February 5, 1996, the U.S. Federal Trade Commission informed the Company and Compuware that the Merger is exempt from filing a notification under the Hart-Scott-Rodino Act.

    The obligation of Compuware to consummate the Merger is further subject to a number of additional conditions, any of which may be waived in whole or in part to the extent permitted by applicable law. These additional conditions are that
(i) all representations and warranties of the Company contained in the Merger Agreement shall continue to be true and correct; (ii) the Company shall have performed or complied with those actions, undertakings, covenants or agreements set forth in the Merger Agreement; (iii) on the closing date, shares held by stockholders exercising their right to dissent shall aggregate no more than five percent of the outstanding Common Stock; (iv) Compuware shall have completed its due diligence investigation and the results of the investigation shall be acceptable to Compuware, and (v) there shall have been no material adverse change in the business or financial condition of the Company.

    The obligation of the Company to complete the Merger is also subject to a number of additional conditions, any of which may be waived in whole or in part to the extent permitted by applicable law. These additional conditions are that
(i) all representations and warranties of Compuware contained in the Merger Agreement shall continue to be true and correct; (ii) Compuware shall have performed or complied with those actions, undertakings, covenants or agreements set forth in the Merger Agreement; and (iii) the Company shall have received an unqualified favorable fairness opinion from its investment banker by February 15, 1996.

    The representations and warranties made by both the Company and Compuware in the Merger Agreement include various representations and warranties typically found in such agreements. See Articles 2 and 3 of the Merger Agreement attached hereto as Exhibit I.

    CERTAIN COVENANTS. With respect to the conduct of the Company's business prior to the Effective Time, the Company has agreed that it will not, among other things, (i) make any change in its Articles of Incorporation or Bylaws;
(ii) issue or sell any shares of its capital stock, issue any other securities or make any other changes in its capital structure; (iii) declare, pay or make any dividend with respect to, or purchase or redeem, any of the Common Stock, except the $.10 per share dividend paid on February 8, 1996; or (iv) enter into, amend, modify or terminate any material agreement, commitment or transaction.

    The Company has also agreed that it will not directly or indirectly, solicit, initiate, encourage submission of, negotiate or participate in any proposals or offers from any person other than Compuware relating to any merger with the Company or acquisition or purchase of all or a material amount of the Company's assets or capital stock, except that the Company can passively receive acquisition proposals from third parties and can engage in discussions to clarify such proposals. The Company has also agreed to notify Compuware promptly of any such proposal or offer after it is made.

    TERMINATION. The Merger Agreement may be terminated at any time prior to the Effective Time, whether before or after its adoption by the stockholders of the Company, (i) by the mutual written consent of the Company and Compuware,
(ii) by either the Company or Compuware if the Merger has not been consummated by May 31, 1996, provided that such termination may not be effected by a party whose failure to fulfill any of its obligations under the Merger Agreement was the reason for such non-consummation, or (iii) by either the Company or Compuware in the event of a material misrepresentation, material breach of warranty or breach of a material obligation by the other party. The Merger Agreement also provides that Compuware may terminate the agreement if the Company's Board of Directors withdraws or modifies its recommendation of the Merger to the Company's stockholders. The Merger Agreement also provides that the Company may terminate the agreement if it does not receive a favorable fairness opinion by February 15, 1996. (Such opinion has been received.) In the event of termination of the Merger Agreement, neither party will have any liability to the other unless the termination results from a party's material breach of any representation, warranty covenant or obligation. The Merger Agreement does not have a provision requiring the payment of a separate termination fee by either party in the event of termination.

    AMENDMENTS TO THE MERGER AGREEMENT. The Merger Agreement may be amended, modified or supplemented at any time before the Effective Time by written agreement of the Boards of Directors of both the Company and Compuware. After approval of the Merger by the Company's stockholders, no amendment to the Merger Agreement which reduces the amount payable to the stockholders can be made without their approval.

INTERESTS OF CERTAIN PERSONS IN THE MERGER

    As of March 15, 1996, directors and executive officers of the Company beneficially owned, in the aggregate, 564,129 shares (25.7 percent) of the Company's outstanding Common Stock, with no options to purchase additional shares of Common Stock. Such directors and executive officers will receive an aggregate of $7,897,806 for their shares of Common Stock upon consummation of the Merger, and are expected to vote for the Merger. These executive officers and other employees of the Company may enter into new employment agreements with Compuware. No such agreements have been entered into as of the date hereof with either of the Company's executive officers and no negotiations have taken place. Victor A. Rocchio, Chairman of the Company, is entitled to receive consulting payments from Compuware after the effective time and through December 31, 1996 pursuant to his existing agreement with the Company. Under this agreement, he will receive $12,332 per month.

FINANCING OF THE MERGER

    The total funds required to pay the Merger consideration of $14.00 per share for each outstanding share of Common Stock will be approximately $30.8 million. Compuware intends to finance this amount with existing funds.

FEDERAL INCOME TAX CONSEQUENCES

    The following is a general description of the federal income tax consequences of the Merger. However, it does not take into account the facts and circumstances of any particular stockholder of the Company. Each stockholder should consult his or her adviser about the specific tax consequences to him or her of the Merger, including the application and effect of state, local, foreign, and other tax laws.

    Except for shares acquired upon the exercise of stock options immediately prior to the Merger, stockholders will recognize gain or loss for federal income tax purposes measured by the difference between the tax basis of their shares and the cash received therefor. Such gain or loss will be treated as a capital gain or loss if the Company shares exchanged for cash are held as capital assets on the Effective Date. The receipt of cash pursuant to the exercise of dissenter's rights with respect to the Merger will be a taxable transaction to stockholders receiving such cash, and a dissenting stockholder will recognize gain or loss measured by the difference between the cash so received and such stockholder's tax basis in the Company shares exchanged therefor. Such gain or loss will be treated as a capital gain or loss if such shares are held as capital assets on the Effective Date.

    With respect to shares acquired upon exercise of stock options immediately prior to the Merger, stockholders will recognize income for federal tax purposes measured by the difference between their exercise price for the options and the cash received therefor. Such income will be treated as additional income to such stockholders taxable as ordinary income. Such income may be subject to federal income tax withholding.

    Under the backup withholding rules contained in the Internal Revenue Code, the Paying Agent may be required to withhold 31 percent of the gross amount of any payments to certain stockholders. In order to avoid such backup withholding, each stockholder (other than corporations and other persons exempt from such backup withholding) should provide the Paying Agent with a Form W-9 with such stockholder's taxpayer identification number (i.e., social security number or employer identification number) in accordance with instructions to be included in the Letter of Transmittal.

    THE FEDERAL INCOME TAX DISCUSSION IN THIS PROXY STATEMENT IS BASED UPON CURRENT LAW AND IS INTENDED FOR GENERAL INFORMATION ONLY. EACH STOCKHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISER CONCERNING THE SPECIFIC TAX CONSEQUENCES OF THE MERGER TO SUCH STOCKHOLDER, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL, AND OTHER TAX LAWS.

RIGHTS OF DISSENTING STOCKHOLDERS

    Pursuant to Sections 302A.471 and 302A.473 (the "Sections") of the Minnesota Business Corporation Act, holders of the Company's Common Stock are entitled to assert appraisal rights in connection with the Merger and obtain payment of the "fair value" of their Common Stock, provided that such stockholders comply with the requirements of the Sections. The following is a summary of the statutory procedures to be followed by holders of Common Stock electing to exercise their appraisal rights in order to perfect such rights under the Sections and is qualified in its entirety by reference to the Sections, the full text of which is attached to this Proxy Statement as Exhibit III. The Sections should be reviewed carefully by stockholders who wish to assert their appraisal rights or who wish to preserve the right to do so, since failure to comply with those procedures will result in the loss of such appraisal rights.

    Holders of the Company's Common Stock who elect to exercise appraisal rights must satisfy each of the following conditions: (i) such holders must file with the Company before the taking of the vote with respect to the Merger written notice of their intention to demand payment of the fair value of their shares of Common Stock (this written notice must be in addition to and separate from any proxy or vote against the Merger; neither voting against nor a failure to vote for the Merger will constitute such a notice within the meaning of the Sections), and (ii) such holders must not vote in favor of the Merger (a failure to vote will satisfy this requirement, but a vote in favor of the Merger, by proxy or in person, will constitute a waiver of such holder's appraisal rights and will nullify any previously filed written notice of intent to demand payment). The Company will consider a signed proxy that is returned by a stockholder without indicating a direction as to how it should be voted as constituting such a waiver and a vote for the Merger. If the Merger is consummated, stockholders who fail to comply with either of these conditions will be entitled to receive $14.00 per share in cash as provided in the Merger Agreement, but will have no appraisal rights with respect to their shares.

    All written notices should be addressed to: Technalysis Corporation, 6700 France Avenue South, Minneapolis, Minnesota 55435, Attention: Secretary, and filed before the taking of the vote on the Merger at the Special Meeting and should be executed by, or with the consent of, the holder of record. The notice must reasonably inform the Company of the identity of the stockholder and the intention of such stockholder to demand appraisal rights. In the notice the stockholder's name should be stated as it appears on the stock certificates. A notice may be given by a beneficial owner of shares only if a written consent of the stockholder of record is submitted to the Company at the time of or prior to the assertion of the right to appraisal.

    After a vote approving the Merger, the Company will give written notice to each stockholder who has filed a written notice of intent to demand appraisal and who did not vote in favor of the Merger setting forth the address to which a demand for payment and stock certificates must be sent by such stockholder in order to obtain payment, and the date by which they must be received. This notice shall also include a form for demanding payment to be completed by the stockholder and a request for certification of the date on which the stockholder (or the person on whose behalf the stockholder is asserting appraisal rights) acquired beneficial ownership of the shares of Common Stock. Stockholders who fail to demand payment or deposit their stock certificates as required by the notice within 30 days after the notice is given will irrevocably forfeit their appraisal rights and will be bound by the terms of the Merger.

    If a demand for payment and deposit of stock certificates is duly made by a stockholder who was a beneficial owner on or before January 9, 1996, the date of the first public announcement of the Merger (the "Public Announcement Date"), then upon the Effective Date or the receipt of the demand, whichever is later, the Company will pay the stockholder an amount which the Company estimates to be the fair value of the shares of Common Stock, with interest, if any. For the purpose of a stockholder's appraisal rights under the Sections, "fair value" means the value of the shares of Common Stock immediately before the Effective Date and "interest" means interest commencing five days after the Effective Date until the date of payment at the rate provided in the Sections. If a stockholder who became a beneficial owner of shares of Common Stock on or prior to the Public Announcement Date believes the payment received from the Company is less than the fair value of the shares of Common Stock, with interest, if any, such stockholder must give written notice to the Company of his or her own estimate of the fair value of the shares of Common Stock, with interest, if any, within 30 days after the date of the Company's remittance and demand payment of the difference between his or her estimate and the Company's remittance. If the stockholder fails to give written notice of such estimate to the Company within the 30-day time period, such stockholder will be entitled only to the amount remitted by the Company.

    The Company may withhold its remittance with respect to shares of Common Stock for which the stockholder demanding payment was not the beneficial owner on the Public Announcement Date. Following the Effective Date, the Company shall mail to each such stockholder which has validly demanded payment its estimate of the fair value of such stockholder's shares of Common Stock and offer to pay this amount, with interest, if any, to the stockholder upon receipt of such stockholder's agreement to accept this amount in full satisfaction. If such stockholder believes that the Company's offer is for less than the fair value of the shares of Common Stock, with interest, if any, such stockholder must give written notice to the Company of his or her own estimate of the fair value of the shares of Common Stock, with interest, if any, and demand payment of this amount. This demand must be mailed to the Company within 30 days after the mailing of the Company's offer. If the stockholder fails to make this demand within the 30-day time period, such stockholder shall be entitled only to the amount offered by the Company.

    If the Company and the stockholder (including both a stockholder who purchased shares of Common Stock prior to the Public Announcement Date and a stockholder who purchased shares of Common Stock after the Public Announcement Date who have complied with their respective demand requirements) cannot settle the stockholder's demand within 60 days after the Company receives the stockholder's estimate of the fair value of his or her shares of Common Stock, then the Company shall file an action in a court of competent jurisdiction in Hennepin County, Minnesota, requesting that the court determine the fair value of Common Stock with interest, if any. All stockholders whose demands are not settled within the applicable 60-day settlement period shall be made parties to this proceeding.

    After notice to the stockholder, the court shall institute proceedings to determine the fair value of the shares of Common Stock. The court may appoint one or more persons as appraisers to receive evidence and make recommendations to the court. The court shall determine the fair value of the shares of Common Stock, taking into account any and all factors the court finds relevant, computed by any method or combination of methods that the court, in its discretion, sees fit to use. The fair value of the shares of Common Stock as determined by the court is binding on all stockholders. If the court determines that the fair value of the shares of Common Stock is in excess of the amount, if any, which the Company has remitted to the dissenting stockholders, then the court will enter a judgment in favor of the dissenting stockholders in an amount equal to such excess, plus interest.

    Costs of the court proceeding shall be determined by the court and assessed against the Company except that part or all of these costs may be assessed against stockholders whose action in demanding supplemental payments are found by the court to be arbitrary, vexatious or not in good faith.

    If the court finds that the Company did not substantially comply with the Sections, the court may assess the fees and expenses, if any, of attorneys or experts against the Company. Such fees and expenses may also be assessed against any party if the court finds that such party has acted arbitrarily, vexatiously or not in good faith.

                       BUSINESS OF COMPUWARE CORPORATION

    Compuware provides software products and professional services designed to increase the productivity of the information systems departments of its target market, the 15,000 largest enterprises worldwide. These companies invest substantial resources to build and maintain large, complex mission-critical applications. As a result, this target market can benefit most from Compuware's product and professional services offerings. Compuware has historically focused on the run-time environment in the mainframe market, where it has extensive experience and has established long-term customer relationships. Compuware is leveraging its experience and relationships by entering the client/server market, with products and professional services in the application development, run-time and systems management environments. For the year ended March 31, 1995, Compuware had total revenues of $533,877,000, net income of $62,097,000, and earnings per share of $1.30. As of December 31, 1995, Compuware had $39,643,000 of cash and cash equivalents.

    Compuware was incorporated in Michigan in 1973. Compuware's executive offices are located at 31440 Northwestern Highway, Farmington Hills, Michigan 48334-2564, and its telephone number is (810) 737-7300.

                            BUSINESS OF THE COMPANY

    The Company was incorporated in Minnesota in 1967, and provides computer software analysis, design and programming services to computer users and manufacturers throughout the United States. These services are provided on either an hourly rate or fixed price basis. Opportunities for both types of contracts are developed by calling on potential customers, repeat business and referrals. Most of the Company's revenue is generated from analysis, design and programming contracts in the development of general business applications on an hourly-rate basis. Services are provided primarily at the customer's location, utilizing the customer's computer system.

    The Company contracts primarily on a time and material basis at a negotiated hourly rate which varies depending on the skill of the technical personnel assigned to a given project and the customer rates prevailing in the area. The contract term generally runs from two to six months although, in some cases, the contract can run for more than one year. Fees for services rendered on a time and material basis are payable monthly.

                         MARKET PRICES OF COMMON STOCK

    Since February 19, 1985, the Common Stock of the Company has traded on the NASDAQ National Market System under the symbol TECN. The information contained in the following table was derived from NASDAQ's National Market System Statistical Reports. The price ranges set forth the low and high prices of transactions as reported for the quarters indicated.

                                                      PRICE RANGE
                                                  -------------------
                                                    LOW        HIGH
                                                  -------    --------
          1994   1st Quarter...................    10 1/2     12 1/4
                 2nd Quarter...................    11         12 1/2
                 3rd Quarter...................    10 3/4     11 3/4
                 4th Quarter...................    10 1/4     11 3/4

          1995   1st Quarter...................    10 1/4     12 1/4
                 2nd Quarter...................    11 1/2     12
                 3rd Quarter...................    11         12 3/4
                 4th Quarter...................    12         12 3/4

          1996   1st Quarter
                 (through March 15)............    12         13 9/16

    The approximate number of record holders of Common Stock as of March 15, 1996 was 320.

    Annual dividends on the Common Stock of the Company have been paid since 1972. Payment of semi-annual dividends began for fiscal year 1989. The total dividends paid for 1994 and 1995 were $.57 per share and $.39 per share, respectively.

                            SELECTED FINANCIAL DATA

    The following selected financial data for the five years ended December 31, 1995 have been derived from the Company's Annual Report on Form 10-K for the year ended December 31, 1995, a copy of which accompanies this Proxy Statement.

                                                                             YEARS ENDED DECEMBER 31
                                                     -----------------------------------------------------------------------
                                                          1995            1994          1993          1992          1991
                                                     --------------    -----------   -----------   -----------   -----------
Revenues..........................................   $18,855,270       $16,844,569   $17,886,361   $19,144,082   $18,420,849
Earnings Before Taxes.............................     1,452,365         2,054,942     2,494,779     1,969,108     3,148,104
Net Earnings......................................       864,865         1,222,942     1,484,779     1,214,608     1,888,104
Total Assets......................................     8,525,808         8,919,767     9,061,158     8,933,870     8,619,952
Long Term Obligations.............................           -0-               -0-           -0-           -0-           -0-
Per Common Share:
  Net Earnings....................................          $.39              $.56          $.68          $.56          $.87
  Cash Dividends..................................           .39(1)            .57           .55           .53           .51
  Book Value......................................          3.65              3.52          3.54          3.40          3.36

------------------------
(1) Includes a $.10 per share dividend declared in January 1996 relating to 1995 earnings.

                    MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                 FINANCIAL CONDITION AND RESULTS OF OPERATIONS

BACKGROUND OF MATERIAL CONTRACT

    In April, 1993, the Company was awarded a fixed-price contract to develop a large information system for the State of Minnesota. The original contract price was in excess of $4.1 million with a completion date of October 1, 1994. The development included functional specifications, general systems design, detailed program specifications, programming, training, documentation and implementation. It was originally bid utilizing normal billing rates with a time estimate that seemed reasonable to accomplish all of the tasks identified by the scheduled due dates. The functional specifications and general systems design were completed on time and within budget. As the general systems design was nearing completion and the detailed program specifications were being developed, it became apparent the original contract was not sufficient to complete the project, when considering the many change orders being requested by the customer. A total of an additional $2.7 million was added to the contract in May, 1995 to cover change orders.

    In 1994, a reduction in revenue of $363,000 occurred in the fourth quarter due to change orders for the State of Minnesota contract that were expected to be approved in 1994, but which were not approved until 1995. This resulted in a reduction in earnings in 1994 of approximately $220,000 after taxes. In July, 1995, the customer decided to change the hardware/software platforms and the database definitions for the entire project. The customer and the Company could not agree on the fees for implementing these changes and, as a result, negotiations began to terminate the contract. After long discussions concerning the status of the portions of the contract which were partially completed, a settlement agreement was agreed upon which allowed the Company to terminate the contract. The settlement, which Management believes was in the best interest of the Company, resulted in a reduction in accrued revenue of $841,000 in the third quarter of 1995, and a one time adjustment to earnings of $550,000 after taxes. In conjunction with these two specific reductions in revenue, the effective billings rates on the contract were significantly less than normal rates.

RESULTS OF OPERATIONS


    Revenues increased in 1995 reversing a downward trend since 1992. The decrease in revenues from 1992-1994 was the result of a very competitive environment at a time when the economy was in a recovery mode. The number of billable analysts and programmers decreased in all offices and especially in the branch offices. The Company was not able to increase hourly billing rates. Changes in senior management personnel at the Company were not effective and the branch offices, in particular, were not able to grow as anticipated. Additional expenses were incurred in the branch offices in hope of increasing revenue by specifically adding additional sales and recruiting personnel. The impact of this investment has not yet resulted in increased revenues. The significant decrease in the Unbilled Work on Contracts in Process in 1995 as compared to 1994 was due to the final billing and subsequent payment of the State of Minnesota fixed price contract described above. The increase in Unbilled Work on Contracts in Process between 1994 and 1993 was due to revenue accrued, but not billable for the same fixed-price contract. There are no material positive or negative trends and uncertainties which are reasonably likely to impact future results of operations and financial position.



    Revenues increased overall approximately 12% for 1995 as compared to 1994 due primarily to an increase in billing rates and the number of billable personnel, even though approximately $841,000 was recorded as a reduction in revenue in the third quarter of 1995 as discussed above. Expenses increased approximately 18% primarily due to the increase in personnel necessary for the fixed price contract described above. Salaries and contracted services increased approximately 19% and employee benefits increased 20% due to the increase in personnel company-wide. Selling, administrative, and other operating costs increased 12% due to adding additional sales and recuriting personnel, along with corresponding adminstrative expenses, in the remote branch offices. As a result, net earnings for the year ended December 31, 1995 decreased approximately 29% compared to the year ended December 31, 1994.

    Revenues decreased approximately 6% for 1994 as compared to 1993 due to a reduction in revenue in the Company's remote offices and because of the unrecognized revenues for certain change orders awaiting approval on the State of Minnesota contract as discussed above. Expenses decreased approximately 4% due to the monthly average number of personnel being less for 1994 as compared to 1993 even though the number of personnel at the end of 1994 was higher than at the end of 1993. As a result, net earnings for the year ended December 31, 1994 decreased approximately 18% compared to the year ended December 31, 1993.

    Although revenues increased for 1995, primarily due to the increase in the number of analysts and programmers in the Minneapolis office and an increase in billing rates on contracts other than the State of Minnesota contract, it is anticipated that 1996 revenues will not increase significantly.

LIQUIDITY AND CAPITAL RESOURCES

    The Company's source of funding to meet liquidity requirements, capital expenditures, and dividends over the past three years has been cash flow from operations. Net cash provided from operating activities increased to $1,734,167 in 1995 from $257,207 in 1994. This increase was primarily related to the termination of the fixed-price contract with the State of Minnesota which allowed the billing and collection of the unbilled work on contracts in process that existed at December 31, 1994. Management believes the Company's current cash position and the cash flow generated by operating activities will continue to be adequate for short-term and long-term liquidity and future dividend requirements for the next year.

    On January 10, 1996, the Company entered into an agreement to be acquired by Compuware Corporation for $14.00 per share in cash, subject to shareholder approval. The closing date is tentatively scheduled for April 30, 1996.

IMPLEMENTATION OF NEW ACCOUNTING STANDARD


    In October, 1995, the FASB issued Statement No. 123, Accounting for Stock-Based Compensation, which is effective for the year ending December 31, 1996. The Company does not intend to adopt Statement No. 123 in measuring expense, however they must present the pro forma disclosures and those pro forma amounts will likely be less than the amounts shown in future statements of earnings.



         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


    The following table sets forth the number of shares of Common Stock of the Company beneficially owned as of March 15, 1996 by each person known to the Company to be the beneficial owner of five percent or more of the Company's Common Stock, by each director and executive officer, and by all directors and executive officers as a group, and the percentage of outstanding shares so owned at that time:


                                                          PERCENTAGE
                       NAME               SHARES OWNED      OWNED
          ------------------------------  -------------   ----------
          T. Rowe Price Associates, Inc.  190,000(1)           8.6%
           100 East Pratt Street
           Baltimore, MD 21202
          Victor A. Rocchio,              338,525(2)          15.4%
           Chairman, Treasurer and
           Director
          Milan L. Elton,                 114,750              5.2%
           President and CEO, Secretary
           and Director
          Robert S. Erickson,              59,347              2.7%
           Director
          Edward D. Zimmer,                39,100              1.8%
           Director
          John M. Schulzetenberg,           1,000           *
           Director
          Franklin E. Triplett,            11,407           *
           Director
          All directors and officers as   564,129(2)(3)       25.7%
           a group (6 in number)


------------------------

*   Less than one percent.

(1) Includes shares owned by various individuals and institutional investors (including T. Rowe Price Small Cap Value Fund, Inc., which owns 160,000 shares) for which T. Rowe Price Asociates, Inc. serves as investment advisor.

(2) Includes 35,025 shares owned by Mr. Rocchio's spouse.

(3) No director or executive officer holds any options to purchase shares of the Company's Common Stock.

                         INDEPENDENT PUBLIC ACCOUNTANTS

    The  accounting firm  of McGladrey  & Pullen, LLP  has been  retained by the
Company  since  1992  to  audit  the  Company's  annual  financial   statements.
Representatives of the firm are not expected to attend the Special Meeting.

                                 OTHER MATTERS

    As of the date of this statement, management of the Company has no knowledge of any other business which will be presented for consideration at the meeting. However, if any matters other than those referred to above should properly come before the meeting, it is the intention of the persons named in the enclosed Proxy to vote such Proxy in accordance with their best judgment.

                 STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

    It is not now anticipated that there will be an annual meeting in 1996. However, if the Merger is not consummated, an annual meeting will be held later in 1996, and stockholder proposals will be submitted if received within a reasonable period of time before the meeting.

                      DOCUMENTS INCORPORATED BY REFERENCE

    The following documents filed by the Company with the Securities and Exchange Commission are incorporated by reference:

        (a) The Company's Annual Report on Form 10-K for the year ended December 31, 1995;

        (b) All other reports filed by the Company pursuant to Section 13 or 15 of the Securities Exchange Act of 1934 since December 31, 1995.

    The Company will provide without charge to each stockholder, upon written or oral request and by first class mail or other equally prompt means, a copy of any or all of the documents referred to above which have been incorporated in this Proxy Statement by reference, other than exhibits to such documents which are not specifically incorporated by reference into the information that this Proxy Statement incorporates. Requests for such copies should be directed to Mr. Milan L. Elton, President, Technalysis Corporation, 6700 France Avenue South, Minneapolis, Minnesota 55435; telephone number (612) 925-5900.

                                                                       EXHIBIT I

                          AGREEMENT AND PLAN OF MERGER

    This Agreement and Plan of Merger ("Agreement"), dated as of January 10, 1996, is between Technalysis Corporation, a Minnesota corporation ("Technalysis") and Compuware Corporation, a Michigan corporation ("Compuware").

                                    RECITALS

    The Board of Directors of each of Compuware and Technalysis has deemed it advisable and in the best interests of their respective companies and such companies' shareholders that Technalysis be merged with and into Compuware (the "Merger") and, accordingly, has approved this Agreement.

The parties agree as follows:

1.  THE MERGER.

    1.1  TERMS OF THE MERGER.

        (a) On the Effective Date of the Merger as defined in Section 1.1(c) below, Technalysis will be merged with and into Compuware, which will be, and is sometimes referred to as, the "Surviving Corporation." On the Effective Date of the Merger, the separate existence of Technalysis will cease, and the Surviving Corporation will have all the rights and liabilities of each of Technalysis and Compuware.

        (b) The closing of the Merger (the "Closing") will occur on (i) the 1st day of April 1996 or (ii) a different date as is mutually agreeable to the parties. The date on which the Closing occurs will be referred to as the ("Closing Date").

        (c) Simultaneously with the Closing, Technalysis and Compuware (i) will execute and file all required certificates and documents with the appropriate governmental agencies or authorities, and (ii) will take all such other actions as may be required under applicable law to make the Merger effective. The date on which the Merger shall be effective in accordance with the Certificates of Merger shall be the "Effective Date of the Merger."

        (d) The Merger will be structured so that it will be accounted for by Compuware as a purchase.

    1.2  MERGER CONSIDERATION AND CONVERSION OF SHARES.

        (a) For purposes of this Agreement, the following terms will have the following meanings:

           (i) "Compuware Stock Price" means the average closing price of shares of the common stock of Compuware ("Compuware Common Stock"), as quoted on the National Association of Securities Dealers Automated Quotation System National Market system (the "NASDAQ/ NM") for the five business days prior to the Closing Date.

           (ii) "Technalysis Common Stock" means the shares of common stock of Technalysis quoted on the NASDAQ/NM.

          (iii) "Outstanding Technalysis Common Stock" means the number of shares of outstanding Technalysis Common Stock at the close of business on the Effective Date of the Merger.

          (iv) "Exchange Rate" means $14.00 cash.

           (v) "Merger Consideration" means the cash paid for all the shares of Technalysis Common Stock.

          (vi) "Exchange Ratio" means the amount calculated by dividing $14.00 by the Compuware Stock Price.

        (b) Except as otherwise provided, on the Effective Date of the Merger, each share of Outstanding Technalysis Common Stock will be cancelled and retired and will cease to exist.

           (i) Such consideration will be paid at the Closing as follows:

               (A) In exchange for such shares of Outstanding Technalysis Common Stock, Compuware will make payment pursuant to Section 1.3 to each holder of Technalysis Common Stock equal to the product of the number of shares of Technalysis Common Stock transferred by such holder to Compuware multiplied by the Exchange Rate.

        (c) By virtue of the Merger and without any further action, every share of Technalysis Common Stock, every option, whether exercised or unexercised, or right to convert into or to acquire any shares of Technalysis Common Stock, outstanding as of the Effective Date of the Merger, unless otherwise specifically provided for in this Section 1.2 or Section 1.7, will be cancelled and retired and will cease to exist and will not be converted into stock or other securities, or the right to acquire stock or other securities, of the Surviving Corporation or into cash or the right to receive cash.

        (d) Notwithstanding anything to the contrary in this Agreement the maximum amount that Compuware will be required to pay to or for the benefit of the holders of Outstanding Technalysis Common Stock, assuming that there are no dissenting shareholders pursuant to applicable law, will be the amount as defined in Section 1.2(b)(i)(A).

    1.3  EXCHANGE OF CERTIFICATES.

        (a) Compuware has designated State Street to act as exchange agent (the "Exchange Agent") in connection with the Merger. The actions of the Exchange Agent, and the exchange of any certificate representing shares of Outstanding Technalysis Common Stock ("Certificate" or "Certificates") will be governed by the terms and conditions of an Exchange Agreement among Compuware, Technalysis and the Exchange Agent, in the form attached hereto as Exhibit 1.3(a) (the "Exchange Agreement").

        (b) Until surrendered and exchanged in accordance with the Exchange Agreement, each Certificate will, after the Effective Date of the Merger, represent solely the right to receive the portion of the Merger Consideration for the number of shares of Technalysis Common Stock evidenced by such Certificate and will have no other rights. From and after the Effective Date of the Merger, the Surviving Corporation would be entitled to treat any Certificate that has not yet been surrendered for exchange as having been converted, notwithstanding any failure to surrender such Certificate.

        (c) At the Effective Date of the Merger, the stock transfer books of Technalysis will be closed and no transfer of shares of Technalysis Common Stock will thereafter be made. If, after the Effective Date of the Merger, any Certificate representing any such shares is presented, it will be cancelled, retired and exchanged as provided in this Agreement.

    1.4 FURTHER ASSURANCES. Each party and its officers and directors will execute and deliver all proper documents and do all things necessary or proper to vest title in any property or rights of Technalysis in the Surviving Corporation or otherwise to carry out the purposes of this Agreement.

    1.5  BOARD  OF DIRECTORS.   As soon as  practicable after the  date of  this
Agreement, Technalysis, acting through its Board of Directors, will:

        (a) give notice of and hold a meeting of its shareholders, or otherwise solicit the requisite consent of such shareholders, for the purpose of adopting and approving this Agreement and all agreements and documents executed and/or delivered in connection with this Agreement or the Merger (collectively, including this Agreement, the "Merger Agreements"), the Merger and the other transactions contemplated by the Merger Agreements (the "Transactions");

        (b) recommend, through its Board of Directors, such shareholder approval; and

        (c) use its best efforts to obtain the necessary vote or written consent of its shareholders required by applicable law in favor of adoption and approval of the Merger Agreements and the Transactions.

    1.6  DISSENTERS' RIGHTS; EFFECT OF ACCEPTANCE OF THE MERGER CONSIDERATION.
        (a) Notwithstanding anything to the contrary in this Agreement, any shares of Outstanding Technalysis Common Stock outstanding immediately prior to the Effective Date of the Merger held by a holder who has demanded and perfected the right, if any, for appraisal of such shares in accordance with applicable law and who, as of the Effective Date of the Merger, has not effectively withdrawn or lost such right to such appraisal will not be converted into or represent a right to receive the Merger Consideration, but such holder will be entitled only to such rights as are granted by applicable law, and the Merger Consideration will be reduced with respect to the shares of Outstanding Technalysis Common Stock with respect to which the dissent right is exercised.

        (b) Technalysis will give Compuware prompt written notice of any documents or communications served pursuant to applicable law or otherwise received by Technalysis relating to any shareholder's rights of appraisal or dissent.

        (c) Technalysis will not, except with the prior written consent of Compuware, make any payment with respect to any demands for appraisals of any shares of Outstanding Technalysis Common Stock, offer to settle or settle any such demands or approve any withdrawal of any such demands.

        (d) By voting for the Merger or by voting against the Merger and not demanding and perfecting any appraisal or dissenters' rights and accepting any of the Merger Consideration, a shareholder of Technalysis will be deemed to have adopted and approved of the terms and conditions of the Merger Agreements.

    1.7 TECHNALYSIS OPTIONS. The Technalysis Corporation 1982 Incentive Stock Option Plan and the Technalysis Corporation 1992 Incentive Stock Option Plan (the "Option Plans") and options to acquire shares of Technalysis Common Stock under the Option Plans (the "Technalysis Options") will be treated as follows:

        (a) By virtue of the Merger and without any further action on the part of any person or entity:

           (i) Compuware will assume the obligations of Technalysis under the Option Plans, and the Option Plans will become known as the Compuware Corporation Incentive Stock Option Plan (the "New Compuware Option Plan").

           (ii) Each Technalysis Option will be automatically converted into an option under the New Compuware Option Plan (each a "New Compuware Option" and collectively, the "New Compuware Options") to purchase the number of shares of Compuware Common Stock equal to the number of shares of Technalysis Common Stock for which such Technalysis Option was exercisable immediately prior to the Merger multiplied by the Exchange Ratio. The exercise price for the New Compuware Options will be the exercise price for the Technalysis Option divided by the Exchange Ratio. All of the other terms and conditions of such New Compuware Option will be identical to the terms and conditions of such Technalysis Option immediately prior to the Merger, except that Technalysis Options for 8,000 shares of Technalysis Common Stock granted under the 1992 Incentive Stock Option Plan will be fully vested.

          (iii) Notwithstanding the foregoing, no fractional shares of Compuware Common Stock will be issued with respect to any such New Compuware Option and any rights for fractional shares of Compuware Common Stock thereunder shall be null and void.

2. REPRESENTATIONS, WARRANTIES AND COVENANTS OF TECHNALYSIS. Technalysis represents, warrants and covenants to Compuware, as of the date of this Agreement, through and including and as of the Effective Date of the Merger, as follows:

    2.1   ORGANIZATION;  QUALIFICATION.    Technalysis  is  a  corporation  duly
organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite power and authority to own, lease and operate its properties and to carry on its business as it is now being conducted and as proposed to be conducted. Technalysis is duly qualified or licensed and is in good standing to do business in each jurisdiction in which the nature of the business conducted by it has made its qualification or licensing a legal requirement, except where failure to qualify would not be material.

    2.2 JURISDICTIONS OF QUALIFICATION SCHEDULE 2.2. Attached hereto is a true and complete list of each jurisdiction in which Technalysis is qualified or licensed to do business.

    2.3 NO SUBSIDIARIES OR OTHER INVESTMENTS OR INTERESTS. Except as set forth on Schedule 2.3 attached hereto, Technalysis does not have or own, or have any right to acquire, and has never had or owned, or had any right to acquire, directly or indirectly, any securities or other direct or indirect ownership or other interest in any corporation or other entity.

    2.4 CAPITALIZATION. The authorized capital stock of Technalysis consists of 5,000,000 shares of Technalysis Common Stock, 2,202,803 shares of which are issued and outstanding at December 18, 1995. All of the shares of Technalysis Common Stock have identical rights, benefits and attributes.

        (a) All the outstanding shares of Technalysis Common Stock are duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights.

        (b) Substantially all of the outstanding shares of Technalysis Common Stock have been duly registered with the Commission in accordance with all applicable laws, rules and regulations and of such shares all have been duly listed on the NASDAQ/NM in accordance with all applicable rules and regulations.

        (c) To Technalysis' knowledge, Schedule 2.4(d) attached hereto lists all persons or entities who beneficially own 5% or more of the issued and outstanding shares of Technalysis Common Stock.

        (d) Since January 1, 1992, Technalysis has not issued any shares of Technalysis Common Stock other than pursuant to the exercise of Technalysis Options outstanding, which additional shares of Technalysis Common Stock and the holders thereof are accurately and completely described on Schedule 2.4(e) attached hereto.

        (e) Except as set forth in Schedule 2.4(f) attached hereto, there are no voting trusts or other agreements or understandings to which Technalysis is a party or of which Technalysis has knowledge with respect to the voting of any of the capital stock of Technalysis.

    2.5  TECHNALYSIS OPTIONS AND RIGHTS TO ACQUIRE STOCK.

        (a) Schedule 2.5 attached hereto is a true and complete list and description of all of the Technalysis Options. On or prior to the Effective Date of the Merger, Technalysis will provide Compuware with true and complete copies of all of such agreements and documents.

        (b) Each of the Option Plans, including, without limitation, all amendments thereto and modification thereof (i) was adopted in compliance with and complies with all applicable laws, rules and regulations, and (ii) was approved by the shareholders and the Board of Directors of Technalysis. Without limiting the generality of the foregoing, all shareholder, Board of Director or other approvals have been obtained that are required under applicable laws, rules and regulations or that are required for each of the Option Plans to obtain the benefits of "qualified" status under the Code and the benefits of the rules and regulations of the Commission. With respect to each of the Option Plans, all required registration statements (including, without limitation, Form S-8 registration statements) have been filed with the Commission, and all notifications for listing all shares obtainable on the exercise of all of the Technalysis Options have been filed with NASDAQ-NM.

        (c) Other than the Technalysis Options and the agreements and documents listed on Schedule 2.5 there is no subscription, option, warrant, call, right, convertible security, contract, agreement, commitment, understanding or arrangement relating to the issuance, sale, delivery or transfer of Technalysis or of any of the securities of Technalysis, to which Technalysis is a party.

    2.6  AUTHORITY RELATIVE TO THE MERGER AGREEMENTS.

        (a) Before the Closing Date, the Board of Directors of Technalysis (i) will approve the Merger Agreements and the Transactions, (ii) will authorize the execution, delivery and performance of the Merger Agreements and (iii) will direct that the Merger Agreements and the Transactions be submitted to the shareholders of Technalysis for approval and adoption at a meeting or by written consent. No other corporate authorizations or proceedings on the part of Technalysis are necessary to consummate any of the Transactions.

        (b) Each of the Merger Agreements to which Technalysis is a party will be duly and validly executed and delivered by Technalysis and will constitute a valid and binding agreement of Technalysis, enforceable against Technalysis in accordance with its respective terms.

        (c) Technalysis has the power and authority to execute and deliver the Merger Agreements and, upon appropriate vote or consent of its Board of Directors and its shareholders in accordance with applicable law and Section
    1.6 above, to consummate the Transactions.

    2.7   NO CONFLICTS;  CONSENTS.   The execution  and delivery  of the  Merger
Agreements, the consummation of the Transactions, and compliance by Technalysis with any of the provisions of the Merger Agreements will not:

        (a) violate any provision of the Articles of Incorporation or Bylaws of Technalysis or any statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction applicable to Technalysis or any of its properties or assets, except where such failure would not be material;

        (b) violate, or conflict with, or result in a breach of any provision of or constitute a default under, or any event which, with or without due notice or lapse of time, or both, would constitute a default under, or result in the termination of, or accelerate the performance required by, or result in the creation of any Lien, defined in Section 2.11(a) below, upon any of the properties or assets of Technalysis under, any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which Technalysis is a party, or by which Technalysis or any of its properties or assets may be bound or affected, including, without limitation, any agreement, arrangement, document, policy or obligation disclosed or required to be disclosed in any of the Exhibits or Schedules to this Agreement, except where such failure would not be material; or

        (c) require any consent, approval, authorization or permit of or from, or filing with or notification to, any court, government, governmental authority or other regulatory or administrative agency or commission, domestic or foreign including, without limitation the NASDAQ (each, a "Governmental Entity"), except (i) pursuant to the Securities Act and the Securities Exchange Act of 1934, as amended ("Exchange Act"), (ii) filing articles and certificates of merger pursuant to the laws of any state, (iii) filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), or (iv) consents, approvals, authorizations, permits, filings or notifications which, if not obtained or made, will not, in any Material way, have an adverse effect on the Merger or the business, prospects, assets, properties or condition (financial or otherwise) of Technalysis.

    2.8 REPORTS. Technalysis agrees to furnish Compuware with true and complete copies of its (a) Annual Reports on Form 10-K for the years ended December 31, 1992, 1993 and 1994, as filed with the Commission (b) proxy statements relating to all meetings of its shareholders, whether annual or special, since 1989, (c) all other reports or registration statements filed by or on behalf of Technalysis with the Commission since December 31, 1989, (d) audited annual statements for years ended December 31, 1992, 1993, 1994 and 1995 when completed. As of their respective dates, such reports and statements did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

    2.9 REAL PROPERTY. Technalysis does not own or have any right to acquire any real property.

    2.10  PERSONAL PROPERTY.

        (a) Except as disclosed on Schedule 2.10(a) attached hereto, Technalysis has good and marketable title to, and the right to use, all of the personal property reflected in the audited December 31, 1995 financial statements of Technalysis when available, or acquired since the date of such financial statements, free and clear of all liens, security interests, charges and claims ("Liens").

        (b) Technalysis has maintained its real property, personal property, buildings, fixtures and structures in a reasonable, businesslike manner. Except as provided in Schedule 2.10(b) attached hereto, there are no defects in such property, buildings, fixtures and structures and such real and personal property, buildings, fixtures and structures are in good operating condition and repair, ordinary wear and tear excepted, except where such defects would not be material.

    2.11 REAL AND PERSONAL PROPERTY LEASES. Schedule 2.11 attached hereto is a true and complete list of all leases of real or personal property to which Technalysis is a party, whether as lessor or lessee.

    2.12 LICENSES AND PERMITS. Schedule 2.12 attached hereto is a true and complete list of all licenses, franchises, permits, registrations and other authorizations, and all applications therefor (collectively, the "Permits"), of any Governmental Entity necessary to, or required by, Technalysis in the conduct of its business. Except as described in Schedule 2.12, Technalysis has maintained all of the Permits in full force and effect, is in compliance with the terms and conditions of the Permits, except where such failure would not be material, and has not received notice of any violation thereof. Technalysis has, and after the Merger the Surviving Corporation will have, the continued unrestricted right to use the Permits. Technalysis has not received any notice that any revocation or limitation of any of the Permits is threatened or pending.

    2.13  CERTAIN TRANSACTIONS.

        (a) Schedule 2.13(a) attached hereto is a true and complete list and brief description of all contracts, agreements or other transactions entered into or agreed to within the past three years (including, without limitation, all oral contracts and outstanding bids or offers for the foregoing), involving Technalysis with respect to which any officer, director, employee or shareholder of Technalysis, or any person related to any of the foregoing by blood or marriage, is or was a party or is or was in any other way involved. True and complete copies of all such contracts and all documentation relating to such transactions, including, without limitation, all amendments thereto and modifications thereof, have been delivered to Compuware prior to the date of this Agreement.

        (b) Schedule 2.13(b) attached hereto is a true and complete list and description of each (i) customer of Technalysis who has received products or services from Technalysis and (ii) to the best knowledge of Technalysis, each supplier of products or services to Technalysis, for value aggregating more than $25,000 annually within any of the past three years, together with the dollar amounts purchased for each of such years.

    2.14 COMPLIANCE WITH APPLICABLE LAW. Except as provided in Schedule 2.14 attached hereto, to the best of Technalysis' knowledge, the business and activities of Technalysis (a) are presently being conducted in compliance with all requirements of law and all requirements of any Governmental Entities having jurisdiction over Technalysis, its business or activity and (b) were not conducted in violation of any of such laws or such requirements within the past five years. Technalysis has not failed to file with any Governmental Entity or other third party any statement, report, information or form required by any applicable law, regulation or order. To the best of Technalysis' knowledge, there is no pending or threatened change of any law, regulation, order, license or permit, including, without limitation, the Permits, which could adversely affect the business, prospects, assets, properties or condition (financial or otherwise) of Technalysis. Except as provided in Schedule 2.14, Technalysis has not, within the past five years, received a notice of violation of, been threatened with a charge of violating, or been under investigation with respect to a possible violation of, any provision of any requirement, or decree of any Governmental Entity which has not been complied with, rescinded or resolved. Except as set forth in Schedule 2.14, no investigation or review by any Governmental Entity concerning any such possible violation by Technalysis is pending or, to the knowledge of Technalysis, threatened, nor has any Governmental Entity indicated an intention to conduct the same.

    2.15  FINANCIAL STATEMENTS.

        (a) Technalysis agrees to deliver to Compuware true and complete copies of the audited financial statements of Technalysis as of December 31, 1992, 1993, 1994 and 1995, when delivered, as audited by McGladrey & Pullen, independent certified public accountants, together with the notes thereto and all supplemental information in respect thereof. Unaudited financial statements for 1995 will be provided to Compuware. Prior to the Effective Date of the Merger, Technalysis shall deliver to Compuware within thirty
    (30) days after the end of each calendar month after December 31, 1995, true and complete copies of the unaudited financial statements of Technalysis for each such month after December 31, 1995. All of the foregoing, together with any financial statements in the reports furnished to Compuware as described in Section 2.8 above, are referred to as the "Financial Statements".
    Technalysis has, on or before the date of this Agreement, delivered to Compuware true and complete copies of all management letters received by Technalysis since December 31, 1989.

        (b) The audited Financial Statements are true and complete, are in accordance with the books and records of Technalysis and have been prepared in accordance with GAAP, on a basis consistent with such statements for prior periods. Each of the audited balance sheets included in the Financial Statements fairly presents, as of its date, the financial condition and assets and liabilities of Technalysis. Each of the audited income statements and statements of changes in financial position included in the Financial Statements fairly presents the results of operations of Technalysis for the relevant period.

        (c) Except as set forth on Schedule 2.16, Technalysis has not written off, nor will it write off any material account, note or other receivable or other asset set since the 1994 Financial Statements.

    2.16 RECEIVABLES. Except as set forth on Schedule 2.16, all account, note and other receivables of Technalysis ("Receivables") shown in any of the Financial Statements, including the most recent monthly Financial Statements, arose in the ordinary course of business at the aggregate amounts thereof and are valid, current and collectible within customary payment terms, net of the amount of allowance for doubtful accounts. The amount of allowance for doubtful accounts on the most recent Financial Statement shall not be greater than the amount therefor as set forth in Technalysis' audited December 31, 1995 Financial Statements ("Allowance") when delivered. None of the Receivables is subject to any offset, recoupment, set-off or counter-claim and there are no facts or circumstances, whether asserted or unasserted, that could give rise to any such claim. Except as set forth on Schedule 2.16 attached hereto, no Receivables are contingent upon any obligation or contract. No person or entity has any Lien on any of the Receivables, and no agreement for deduction or discount has been made or authorized with respect to any of the Receivables. All Receivables, whether or not reflected on any of the Financial Statements, are valid obligations of the debtor and have arisen only in the ordinary course of business in accordance with the debtor's normal credit policies.

    2.17 ABSENCE OF UNDISCLOSED LIABILITIES. Technalysis does not have any claim, liability, commitment, obligation or indebtedness, whether as primary obligor, guarantor or otherwise, and whether accrued, absolute, contingent or otherwise known or unknown, and whether due or to become due, other than (a) those reflected in the audited December 31, 1995 Financial Statements when delivered, (b) routine accounts payable incurred by Technalysis in the ordinary course of business since December 31, 1995 when delivered which have not been invoiced to Technalysis as of the date of this Agreement, (c) those disclosed in
Schedule 2.17 attached hereto, or (d) any other items which are not material.

    2.18 GUARANTEES. Technalysis does not have any power of attorney outstanding or any obligation or liability as guarantor, surety, cosigner, endorser, co-maker, indemnitor or in any other capacity in respect to the obligations of any person, corporation, partnership, joint venture, association, organization or other entity.

    2.19  TAX MATTERS.

        (a) Technalysis has provided Compuware with true and complete copies of the consolidated federal, state, local and foreign income tax returns filed by Technalysis since January 1, 1985, and state sales and use tax returns filed by Technalysis since January 1, 1992.

        (b) Except as set forth on Schedule 2.19(b) attached hereto, Technalysis has duly filed all tax or tax information returns with respect to any taxes which it is required to have filed on or prior to the date of this Agreement. All such tax or tax information returns are, or will be when filed, true and complete. Except as set forth on Schedule 2.19(b) attached hereto, Technalysis has duly paid all taxes due and payable to any federal, state, county, local, foreign or other taxing authority, or claimed to be due and payable, including, without limitation, any penalty or interest relating to any of such taxes.

        (c) Except for those withholdings set forth on Schedule 2.19(c) attached hereto, all taxes which Technalysis was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been paid over to the proper Governmental Entities on a timely basis, including, without limitation, all taxes in connection with amounts owing to employees, creditors, independent contractors and third parties.

        (d) Except as set forth on Schedule 2.19(d) attached hereto, none of the tax returns of Technalysis have been examined by the Internal Revenue Service (the "IRS"), any other taxing authority or any other Governmental Entity, and no inquiry with respect to Technalysis' taxes or tax returns is being made or has been made by the IRS, any other taxing authority or any other Governmental Entity. Except as set forth on Schedule 2.19(d) attached hereto, no state of facts exists which could constitute grounds for any material tax liability with respect to Technalysis or any of its properties or assets. There are no outstanding agreements or waivers extending the statutory period of limitations applicable to any tax return of Technalysis for any period.

        (e) None of the assets owned by Technalysis has an adjusted basis for federal tax purposes in excess of the fair market value of such asset.

        (f) Technalysis has not made any payments nor is it obligated to make any payments that would not be deductible under Section 28OG of the Code. Technalysis has not made, nor is Technalysis required to make, any adjustment under Section 481(a) of the Code by reason of a change in accounting methods or otherwise.

        (g) Except as disclosed on Schedule 2.19(g) attached hereto, Technalysis is not a party to any joint venture or partnership.

        (h) Technalysis' total liability for unpaid federal, state, local and foreign taxes due for each reporting period beginning after the most recent reporting period for which a return or report has been filed and ending on or before the Closing Date will not exceed such liability as disclosed in the Financial Statements.

    2.20  ABSENCE OF CERTAIN CHANGES OR EVENTS.  Except as set forth in Schedule
2.20 attached hereto, since November 30, 1995, Technalysis has conducted its business in the usual and customary manner, in the ordinary course and consistent with past practices and, without limiting the generality of the foregoing:

        (a) Technalysis has not made any change in its Articles of Incorporation, Bylaws or authorized or issued or sold securities, other than shares of Technalysis Common Stock issued pursuant to the Technalysis Options. Technalysis has not (i) issued or sold any options, warrants to purchase, scrip, rights to subscribe for, calls or commitments of any character whatsoever relating, to any shares of capital stock, bonds or other securities of Technalysis, (ii) purchased or entered into any arrangement or contract with respect to the purchase or voting of shares of its capital stock, (iii) entered into any call, demand, contract, understanding or arrangement with respect to any shares of its capital stock, bonds or other securities, (iv) adjusted, split, combined or reclassified any of its capital stock, bonds or other securities, or (v) made any other changes in its capital structure.

        (b) Technalysis has not borrowed any amount and has not incurred, assumed, become subject to or guaranteed any liability, whether absolute or contingent.

        (c) Technalysis has not made any changes in its practices or methods of accounting other than as disclosed in the Financial Statements.

        (d) Technalysis has not made any change in or introduced any pension, retirement, profit sharing or bonus arrangement or other employee welfare, benefit arrangement or other Benefit Plan (as defined in Section 2.25(a) below).

        (e) Technalysis has not suffered any adverse change in its business, prospects, operations, operating results, properties, assets, liabilities, working capital, cash, reserves, earnings or condition (financial or otherwise).

        (f) Technalysis has not suffered any event or condition of any character which, either individually or in the aggregate, could adversely affect its business, prospects, operations, operating results, properties, assets, liabilities, working capital, reserves, earnings or condition (financial or otherwise).

        (g) Technalysis has not suffered any damage, destruction or loss, whether covered by insurance or not.

        (h) Technalysis has not declared, set aside, made or paid any dividend in excess of ten cents (.10) per share, distribution or payment, whether in cash, stock, property or any combination thereof with respect to any of its securities (including, without limitation, Technalysis Common Stock) nor has it reclassified any of such securities (including, without limitation, Technalysis Common Stock).

        (i) Technalysis has not instituted any change with respect to the management or supervisory personnel of Technalysis. Technalysis has used its best efforts to preserve intact all of its business organizations and to retain the services of its officers and key employees.

        (j) Technalysis has not increased any salary, wages, compensation or fringe or other benefits payable or to become payable to its officers, directors or employees, except for any such increases that are required by state or federal minimum wage laws without Compuware's concurrence.

        (k) Technalysis has exercised its best efforts to maintain the good will of suppliers, customers and employees of, and others having business relationships with, Technalysis.

        (l) The Board of Directors of Technalysis has not adopted any resolution giving to any holder of Technalysis Common Stock appraisal, dissenters' or similar rights.

        (m) No amendment has been made to any Benefit Plan and no arrangement has been adopted which would be a "Benefit Plan."

        (n) Technalysis has not made any tax election nor has it settled or compromised any income or other tax liability or refund.

        (o) Technalysis has not paid, discharged or satisfied any claim, liability or obligation, whether absolute, accrued, asserted or unasserted, contingent or otherwise, other than the payment discharge or satisfaction, in the ordinary course of business consistent with past practices or in accordance with their terms, of liabilities reflected or reserved against in the balance sheet.

        (p) Technalysis has not entered into, amended, modified or terminated any material agreement, commitment or transaction.

        (q) Technalysis has not made any provision for price discounts, markdowns or other special considerations in respect of its goods or services.

        (r) Technalysis has not entered into any agreement or understanding to do any of the foregoing.

    2.21 CERTAIN AGREEMENTS. Except as set forth on Schedule 2.21 attached hereto, Technalysis is not a party to, nor is it negotiating in respect of, any oral or written agreement, offer, bid or commitment which creates or would create if accepted a liability or obligation on the party of Technalysis or a third party.

    2.22  PATENTS, TRADEMARKS AND SIMILAR RIGHTS.

        (a) Schedule 2.22(a) attached hereto contains a true and complete listing of all patents, trademarks, service marks, trade names and registered copyrights included in the Proprietary Rights, (as defined in Subsection (b) below), and all applications, filings and registrations with respect thereto, and all of said Proprietary Rights are valid and in full force and effect.

        (b) Except as indicated on Schedule 2.22(b) attached hereto, Technalysis is the sole owner, free from any Liens, of all patents, trademarks, service marks, trade names, copyrights, licenses, trade secrets, source codes and object codes, inventions, intellectual property rights, know-how and other rights that are owned or used by Technalysis or that are necessary or appropriate for the operation of its business as presently conducted or as proposed to be conducted (each, a "Proprietary Right" and collectively, the "Proprietary Rights").

    2.23  MATTERS RELATING TO THE PROPRIETARY RIGHTS.

        (a) Schedule 2.23(a) attached hereto contains a true and complete list and description of all contracts, oral or written, pursuant to which Technalysis has authorized any person or entity to use, or pursuant to which any person or entity has the right to use, any of the Proprietary Rights owned or used by Technalysis, including, without limitation, on a temporary or trial basis.

        (b) Schedule 2.23(b) attached hereto contains a true and complete list and description of all royalty or contingent compensation arrangements or other contracts, oral or written, regarding or pertaining to any Proprietary Rights.

    2.24 STATUS OF THE PROPRIETARY RIGHTS. Except as noted in Schedule 2.24 attached hereto:

        (a) No Proprietary Right presently being used, licensed or sold, or contemplated to be used, licensed or sold, by Technalysis infringes on any rights owned or held by any other person or entity, the Proprietary Rights are sufficient to, and include all intellectual property rights necessary to, operate the business of Technalysis as presently conducted.

        (b) To the best of Technalysis' knowledge, there is no pending or threatened claim or litigation against Technalysis or any other person or entity contesting or, if decided adversely, affecting the right of Technalysis to use, license or sell any Proprietary Right.

        (c) No pending or proposed patent, trademark, service mark, trade name, copyright, license, trade secret, source code or object code, invention, intellectual property right, know-how or other right presently being licensed, sold or employed, or proposed to be licensed, sold or employed, by any person or entity infringes on, or may infringe on, or adversely affects, or may adversely affect, any Proprietary Right, nor, to the best of Technalysis' knowledge, is there any pending or proposed statute, law, rule, regulation, standard or code that may adversely affect any Proprietary Right presently being used, licensed or sold, or proposed to be used, licensed or sold, by Technalysis.

        (d) Technalysis uses and has used its best efforts to secure and maintain its rights in the Proprietary Rights. Without limiting the generality of the foregoing, each of Technalysis' employees has executed an agreement providing that (i) such employee will hold in confidence and will not disclose to any other person or entity in any way, or otherwise use in any way, trade secrets of Technalysis or products or other proprietary, trade secret or confidential information of Technalysis and (ii) any ideas, inventions or intellectual property rights conceived, created, developed or enhanced while such employee was employed by or otherwise associated with Technalysis or with any of Technalysis' affiliates or customers, whether by or with the help of such employee or otherwise, will be the sole and exclusive property of Technalysis, or of a customer of Technalysis in cases in which such customer has a written agreement with Technalysis so providing. Each such agreement is valid and enforceable and in full force and effect and, to the best of Technalysis' knowledge, none has been violated by any signatory employee. True and complete copies of each such agreement, including, without limitation, all amendments or modifications thereof have been delivered to Compuware prior to the date of this Agreement.

    2.25  ERISA COMPLIANCE.

        (a) Schedule 2.25(a) attached hereto contains a list and brief description of all "employee pension benefit plans" (as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) (sometimes referred to herein as "Pension Plans"), all "employee welfare benefit plans" (as defined in Section 3(1) of ERISA) and all other bonus, pension, profit sharing, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, stock bonus, phantom stock, retirement, vacation, severance, disability, death benefit, welfare, Christmas bonus, hospitalization, medical or other plan, arrangement or understanding, whether or not legally binding, providing benefits to any current or former employee, officer or director of Technalysis, or maintained or contributed to by Technalysis for the benefit of any employee, officer or director of Technalysis currently or within the last five years (collectively, "Benefit Plans").

        (b) On or prior to the date of this Agreement, Technalysis has delivered to Compuware true and complete copies of (i) each Benefit Plan or, in the case of any unwritten Benefit Plans, descriptions thereof (ii) the most recent annual report on Form 5500 filed with the IRS with respect to each Benefit Plan, if any such report was required, (iii) the most recent summary plan description for each Benefit Plan for which such summary plan description is required, (iv) each trust agreement and group annuity contract relating to any Benefit Plan, and (v) the most recent actuarial report relating to any Benefit Plan.

        (c) Except as disclosed in Schedule 2.25(c) attached hereto, all Pension Plans have been the subject of determination letters from the IRS to the effect that such Pension Plans are qualified and exempt from federal income taxes, and no such determination letter has been revoked nor has revocation been threatened, nor has any such Pension Plan been amended since the date of its most recent determination letter or application therefor in any respect that could adversely affect its qualification or increase its costs.

        (d) Except as disclosed on Schedule 2.25(d) attached hereto, no Pension Plan that Technalysis maintains, or to which Technalysis is or was previously obligated to contribute, had, as of the respective last annual valuation date for each Pension Plan, any "unfunded benefit liabilities," based on actuarial assumptions which have been furnished to Compuware. None of the Pension Plans has an "accumulated funding deficiency," whether or not waived. None of Technalysis, any officer of Technalysis or any of the Benefit Plans which are subject to ERISA, including, without limitation, the Pension Plans, or any trusts created thereunder, or any trustee or administrator thereof, has engaged in a "prohibited transaction" or any other breach of fiduciary responsibility that could subject Technalysis or any officer of Technalysis to the tax or penalty on prohibited transactions or to any liability under ERISA. Except as disclosed on Schedule 2.25(d) attached hereto, neither any of such Pension Plans nor any of such trusts have been terminated, nor has there been any "reportable event" with respect to which the 30-day notice requirement has not been waived and Technalysis is not aware of any other reportable events with respect thereto during the last five years. Technalysis has never had an obligation to contribute to a "multiemployer plan" as defined in Section 3(37) of ERISA. No liability to the Pension Benefit Guaranty Corporation (the "PBGC") has been or is expected to be incurred with respect to any Benefit Plan by reason of a Benefit Plan termination. The PBGC has not instituted proceedings to terminate any Benefit Plan. Except as noted on Schedule 2.25(d), there is no Benefit Plan to which Title IV of ERISA applies which has terminated and whose "date of termination" occurred after September 11, 1974 or any such Benefit Plan to which Title IV of ERISA applies which has partially terminated. No event has occurred, and there exists no condition or set of circumstance which presents a material risk of the termination or partial termination of any such Benefit Plan, which could result in a liability on the part of Technalysis to the PBGC.

        (e) With respect to any Benefit Plan that is an employee welfare benefit plan, except as disclosed in Schedule 2.25(e) attached hereto, (i) no such Benefit Plan is a welfare benefits fund, (ii) each such Benefit Plan that is a group health plan complies in all material respects with the applicable requirements of the Code and the Social Security Act and (iii) each such Benefit Plan, including, without limitation, any such Plan covering retirees or other former employees, may be amended or terminated without liability to Compuware or Technalysis on or at any time after the Effective Date of the Merger.

        (f) Each Benefit Plan and all related trust or other agreements conform in form and operation to, and comply with, all applicable laws and regulations, including, without limitation, ERISA and the Code, and all reports or information relating to each such Benefit Plan required to be filed with any Governmental Entity or disclosed to participants have been timely filed and disclosed.

        (g) Technalysis has not announced a plan to create or amend, nor does it have any legally binding commitment to create or amend, any Benefit Plan or to create any new arrangement which would be a Benefit Plan.

        (h) All insurance premiums with respect to any Benefit Plan, including, without limitation, premiums to the PBGC, have been paid in full. Except as disclosed on Schedule 2.25(h) attached hereto, there are no retrospective adjustments provided for under any insurance contracts maintained pursuant to any Benefit Plan with regard to policy years or other periods ending on or before the Effective Date of the Merger.

        (i) No Benefit Plan, or the deduction of any contributions thereto by Technalysis, has been the subject of audit by the IRS or the Department of Labor, and no litigation or asserted claims exist against Technalysis or any Benefit Plan or fiduciary with respect thereto, other than such benefit claims as are made in the normal operation of a Benefit Plan. There are no known facts which could give rise to any action, suit, grievance, arbitration or other claim in connection with any Benefit Plan.

        (j) With respect to any Benefit Plan which covers current or former employees, officers or directors who are not residents of the United States of America, any references in this Section 2.26 to ERISA, the Code or any other applicable law will be read to mean any applicable law of similar import for the jurisdiction in which such individuals reside.

    2.26  LABOR AND EMPLOYMENT-RELATED MATTERS.

        (a) Except as set forth in Schedule 2.26(a) attached hereto, Technalysis is in compliance with all federal, state, local, foreign and other laws respecting employment and employment practices, terms and conditions of employment and wages and hours, and there are no arrears in the payment of wages, taxes, unemployment insurance contributions or workers' compensation assessments or penalties.

        (b) None of the employees of Technalysis is represented by any labor union. There is no pending question, petition, claim or assertion or any organizational campaign concerning representation of any employees of Technalysis. Technalysis is not a party to or bound by any collective bargaining agreement. Except as set forth on Schedule 2.28, there is no pending litigation or other proceeding or basis for any unasserted claim against Technalysis by any employee or group of employees of Technalysis, including, without limitation, claims for contract, tort, discrimination, employee benefits, wrongful termination or any common law or statutory claims.

        (c) Technalysis has provided Compuware with a true and complete list of the payroll of Technalysis as of December 31, 1995 and, without limiting the generality of Section 2.20 above, will provide Compuware with a revised such list as of the Effective Date of the Merger. Except as set forth on Schedule 2.26(c) attached hereto, Technalysis has not entered into any agreement, made any representation or taken any action that could cause any of its employees to be terminable other than at will, with or without cause, or to be terminable only upon or with the incurrence or payment of any severance or other obligation or liability, except as provided generally to employees pursuant to applicable state or federal law.

        (d) Any person or entity who is an independent contractor of Technalysis or who is not expressly held out to be an employee of Technalysis is an independent contractor, and not an employee, of Technalysis.

        (e) Any ideas, inventions or other intellectual property rights conceived, created, developed or enhanced while any person or entity was acting as an employee or independent contractor of Technalysis or any of its affiliates or of any customer of Technalysis, whether by or with the help of such employee or independent contractor or otherwise, is the sole and exclusive property of Technalysis, or of a customer of Technalysis in cases in which such customer has a written agreement with Technalysis so providing, and will be, from and after the Effective Date of the Merger, the sole and exclusive property of the Surviving Corporation.

        (f) Each employee and independent contractor of Technalysis is not, under any applicable law, rule, regulation or guideline, an employee or a "leased employee" of any other person or entity, including, without limitation, any customer of Technalysis.

        (g) Except as set forth on Schedule 2.26(a) Technalysis has deducted and remitted to the relevant Governmental Entities all income taxes, unemployment insurance contributions and other taxes or amounts which it is required to deduct and remit to any Governmental Entity and Technalysis has made all required filings in respect thereof.

        (h) The consummation of the Transactions will not (i) entitle any current or former employee of Technalysis to severance pay, or any other payment from Technalysis, or (ii) accelerate the time of payment or vesting of any Technalysis Options, except for the Technalysis Options for 8,000 shares of Technalysis Common Stock granted under the 1992 Incentive Stock Option Plan, or increase the amount of compensation due to any such employee or former employee.

        (i) Compuware will fulfill the obligations of Vic Rocchio's Employment Agreement until its expiration on December 31, 1996.

    2.27 INSURANCE. Schedule 2.27 attached hereto is a true and complete list of all policies of liability, fire, workers' compensation and other forms of insurance owned or held by or for the benefit of Technalysis or its properties or assets, including, without limitation, any self insurance, specifying any notice or other information possessed by Technalysis regarding possible claims under, cancellation of or premium increases thereon. All current premiums have been paid with respect to all of such policies. Each of such policies is underwritten by unaffiliated insurers, is sufficient for all applicable requirements of law and provides insurance, including, without limitation, liability and products' liability insurance, in such amounts and against such risks as is customary for companies engaged in similar business to protect their properties, assets, business and operations.

    2.28 LEGAL PROCEEDINGS, ETC. Except as set forth in Schedule 2.28 attached hereto, there are no legal, administrative, arbitration or other actions, suits or proceedings or governmental claims or investigations or proceedings of any customer advisory board or similar organization pending or threatened, to the best of Technalysis' knowledge, against, or brought by or on behalf of Technalysis or affecting its business, prospects, assets, properties or condition (financial or otherwise). Except as set forth in Schedule 2.28, neither Technalysis nor any of its properties or assets are subject to any existing order, decree, injunction or judgment, whether entered by consent, stipulation or otherwise, before or in connection with, any Governmental Entity. Without limiting the generality of the foregoing, except as set forth in
Schedule 2.28, there are no products' liability claims, warranty claims or other claims whatsoever which, if decided adversely, could have a Material adverse effect on any businesses, prospects, assets, properties or condition (financial or otherwise) of Technalysis.

    2.29  ENVIRONMENTAL MATTERS.

        (a) To the best of Technalysis' knowledge, there is no past or present violation of, and there is no pending or threatened action, suit or proceeding relating to any alleged violation of, any federal, state, local, foreign or other laws, ordinances, rules, regulations, policies or guidelines (collectively, "Environmental Laws") relating to the environment or the health or safety of persons or otherwise governing, directly or indirectly, the use, generation, storage, treatment, transportation, manufacture, refinement, handling, production, release or disposal of any hazardous substances, wastes or materials (collectively, "Environmental Substances") in, on, under or at any of the real or personal properties presently or formerly owned, operated, used or leased by, or in connection with the business or operations of Technalysis. There is no basis for any such action, suit or proceeding. There are no Environmental Substances in, on, under or at any of such properties.

        (b) Technalysis has not received any request for information, notice of claim, demand or other notification that it may be potentially responsible for any threatened or actual release of any Environmental Substances. Technalysis has not transported or arranged for transportation of any Environmental Substances to any location which is the subject of any enforcement action or other investigation which may lead to any claims against Technalysis.

    2.30 FINDER'S FEES. No broker, finder or other person or entity is entitled to any brokerage fee, commission or finder's fee in connection with any of the Merger Agreements or any of the Transactions on account of any actions or agreements of Technalysis or any of its representatives.

    2.31   NO GOLDEN PARACHUTES.   Except as set  forth on Exhibit 2.31 attached
hereto, no person or entity is entitled to any compensation or other payment in connection with any of the Merger

Agreements or any of the Transactions. No approval of any shareholder of Technalysis or of any other person or entity is required or was obtained, nor is any other action required or was obtained under the Code or otherwise, including, without limitation, proper disclosure, to avoid any payments made or deemed made under or in connection with any of the Merger Agreements or any of the Transactions from being characterized as "parachute payments" within the meaning of the Code and the regulations thereunder.

    2.32 TECHNALYSIS' BOARD OF DIRECTORS' ACTION. The Board of Directors of Technalysis, at a meeting duly called, will by the requisite vote of all directors present (a) determine that the Merger Agreements to which Technalysis is a party and the Transactions are advisable and in the best interests of Technalysis and its shareholders, (b) resolve to recommend the approval of the Merger Agreements and the Transactions by the holders of Technalysis Common Stock and direct that the Merger Agreements and the Transactions be submitted for consideration by the holders of Technalysis Common Stock at a special meeting of such holders and (c) adopt a resolution to elect not to be subject, to the extent permitted by applicable law, to any takeover law, including without limitation, those that may purport to be applicable to or in connection with any of the Merger Agreements or any of the Transactions.

    2.33 ENFORCEABILITY AND STATUS OF THE CONTRACTS. Each contract, lease, insurance policy or other item listed in or set forth on or required to be listed in or set forth on any Exhibit or Schedule to this Agreement, including, without limitation, Schedule 2.11 Schedule 2.13(a), Schedule 2.21, Schedule 2.23(a), Schedule 2.23(b), Schedule 2.25(a) or Schedule 2.27 (collectively, the "Contracts"), is valid and enforceable and in full force and effect. There is no default under any of the Contracts by a party thereto, or any event which with or without due notice or lapse of time or both, would constitute such a default by a party thereto. Technalysis and each other party to any of the Contracts has fully paid and performed all of its obligations and duties accrued or due under all of the Contracts. True and complete copies of all of the Contracts, including, without limitation, all amendments thereto and modifications will be delivered to Compuware during due diligence, and true and complete copies of all of the Contracts will be delivered to Compuware prior to the Effective Date of the Merger. Technalysis shall not cause any of the Contracts to terminate without Compuware's prior written consent. Except as set forth on Schedule 2.33, each outstanding bid and proposal to provide goods and to perform Services and each Contract in force as of the Effective Date of the Merger was bid and entered into in contemplation of profitability in accordance with standard industry practices.

    2.34  DISCLOSURE.   There is  no fact or  circumstance known to  Technalysis
which adversely affects, or which in the future may adversely affect, the business, prospects, operations, operating results, properties, assets, liabilities, working capital, reserves, earnings or financial or other condition of Technalysis, which fact or circumstance has not been set forth in this Agreement or the Schedules to this Agreement. No representation or warranty by Technalysis in any of the Merger Agreements and no statement contained in any document, including, without limitation, the financial statements and disclosure schedules, certificate or other writing furnished or to be furnished by or on behalf of Technalysis pursuant to or in connection with any of the Merger Agreements or any of the Transactions contains any untrue statement of a material fact or omits any material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading. Without limiting the generality of the foregoing, Technalysis has disclosed to Compuware all transactions, events, facts and circumstances relevant to the Merger qualifying for the tax treatment set forth in Section 1.1(d) above. The terms "know of," "knowledge" and variations thereof as used in this Agreement will include those matters of which Technalysis has reasonable grounds to know. Any schedule not attached at the time the Merger Agreement is executed will be completed and attached within 30 days after such execution, with the mutual agreement of the parties.

3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF COMPUWARE. Compuware represents, warrants and covenants to Technalysis, as of the date of this Agreement, through and including and as of the Effective Date of the Merger, as follows:

    3.1 ORGANIZATION; QUALIFICATION. Compuware is a corporation duly organized, validly existing and in good standing under the laws of the State of Michigan and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Compuware is duly qualified or licensed and is in good standing to do business in each jurisdiction in which the nature of the business conducted by it has made its qualification or licensing a legal requirement.

3.2  AUTHORITY RELATIVE TO THE MERGER AGREEMENTS.

        (a) The Board of Directors of Compuware has approved the execution of the Agreement. Upon approval by the Board of Directors of Compuware of the Merger and the Transactions, no other corporate authorizations or proceedings on the part of Compuware is necessary to consummate any of the Transactions.

        (b) Each of the Merger Agreements to which Compuware is a party has been duly and validly executed and delivered by Compuware and constitutes valid and binding agreements of Compuware, enforceable against Compuware in accordance with its respective terms.

        (c) Compuware has the power and authority to enter into the Merger Agreements and to consummate the Transactions.

    3.3   NO  CONFLICTS; CONSENTS.   The  execution and  delivery of  the Merger
Agreements, the consummation of the Transactions and compliance by Compuware with any of the provisions of the Merger Agreements will not:

        (a) violate any provision of the Articles of Incorporation or Bylaws of Compuware or any statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction applicable to Compuware or any of its properties or assets;

        (b) violate, or conflict with, or result in a breach of any provision of, or constitute a default under, or any event which, with or without due notice or lapse of time, or both, would constitute a default under, or result in the termination of, or accelerate the performance required by, or result in the creation of any Lien upon any of the properties or assets of Compuware under any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument or obligation to which Compuware is a party, or by which Compuware or any of its properties or assets may be bound or affected, including, without limitation, any agreement, arrangement, document, policy or obligation disclosed or required to be disclosed in any of the Exhibits or Schedules to this Agreement; or

        (c) require any consent, approval, authorization or permit of or from, filing with or notification to, any Governmental Entity, except (i) pursuant to the Securities Act and the Exchange Act, (ii) filing articles and certificates of merger pursuant to the laws of any state, (iii) filings required under the securities or blue sky laws of the various states, (iv) filings under the HSR Act, or (v) consents, approvals, authorizations, permits, filings or notifications which, if not obtained or made, will not, individually or in the aggregate, have a material adverse effect on the Merger or the business, prospects, assets, properties or condition (financial or otherwise) of Compuware.

    3.4 DISCLOSURE MATERIALS. Any information which is provided by Compuware about Compuware to Technalysis for inclusion in the disclosure materials prepared by Technalysis will be true and complete in all material respects.

    3.5 FINDER'S FEES. No broker, finder or other person or entity is entitled to any brokerage fee, commission or finders fee in connection with any of the Merger Agreements or any of the Transactions on account of any actions or agreements of Compuware or any of their representatives.

    3.6 REQUIRED ACTION. All action required to be taken by or on the part of Compuware to authorize the execution, delivery and the Merger Agreements by Compuware and the consummation of the Transactions will have been duly and validly taken by the Board of Directors of Compuware.

    3.7 REPORTS. As of the Effective Date of the Merger, Compuware has filed all required reports, registration statements and other filings with the Commission. As of their respective dates, such reports, statements and filings did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

4.  COVENANTS OF THE PARTIES.

    4.1 DUE DILIGENCE. Subsequent to the date of this Agreement, Compuware and its representatives will conduct a review of certain materials made available to them by or on behalf of Technalysis. Prior to the Effective Date of the Merger, Technalysis and its officers, directors, employees and agents, have given and will give to Compuware, its counsel, accountants and other authorized representatives, full access to all of Technalysis' assets, properties, personnel, technology and technical information, books of account, leases, agreements, commitments and records, and will furnish Compuware and its representatives with all such information concerning Technalysis as Compuware may request. Technalysis will also provide to Compuware, promptly after the end of the applicable calendar month after December 31, 1995, and no later than thirty days after each calendar month, unaudited financial statements for each such month and quarter ending on or after the date of this Agreement but before the Effective Date of the Merger. All such financial statements will automatically be deemed to be subject to the representations and warranties specified in Section 2.15. Only those items listed on a Schedule and agreed to by Compuware will relieve Technalysis or any Former Technalysis Holder from any liability under or in connection with any of the Merger Agreements or any of the Transactions or affect, in any manner, the representations, warranties, covenants or agreements of Technalysis under any of the Merger Agreements or any other term or condition of any of the Merger Agreements.

    4.2  ACQUISITION PROPOSALS.

        (a) Technalysis will not, without the consent of Compuware, nor will it authorize or permit any officer, director or employee of or any investment banker, financial advisor, attorney or other advisor or representative of Technalysis to, directly or indirectly, (i) solicit, initiate or encourage the submission of any Acquisition Proposal (as defined in subsection (c) below), (ii) enter into any agreement with respect to any Acquisition Proposal, or (iii) participate in any discussions or negotiations regarding, or furnish to any person or entity any information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any Acquisition Proposal except to the extent needed to clarify the terms of such Acquisition Proposal. Without limiting the foregoing, it is understood that any violation of this section by any employee, director or officer of Technalysis or any investment banker, financial advisor, attorney or other advisor retained by Technalysis, whether or not such person is purporting to act on behalf of Technalysis or otherwise, will be deemed to be a breach of this section by Technalysis. The prohibitions set forth in this Section 4.2 are not intended to prohibit Technalysis' Board of Directors from passively receiving acquisition proposals from third parties.

        (b) Technalysis will promptly advise Compuware orally and in writing of any Acquisition Proposal or any inquiry with respect to, or which could lead to, any Acquisition Proposal, the terms and conditions of such inquiry or Acquisition Proposal (including financial) and the identity of the person or entity making any such Acquisition Proposal or inquiry. Technalysis will keep Compuware fully informed of the status and details of any such Acquisition Proposal or inquiry.

        (c) "Acquisition Proposal" means any proposal for a merger or other business combination involving Technalysis or to acquire in any manner, directly or indirectly, including, without limitation, through any reverse acquisition in which Technalysis is the acquirer in form, (i) a material equity interest in Technalysis, (ii) any material amount of any security of Technalysis that has power to vote, approve or consent to any corporate action or (iii) any assets of Technalysis that could not be sold by Technalysis in the ordinary course of business.

    4.3 SUPPLEMENTAL INFORMATION AND DOCUMENTS. From time to time prior to the Effective Date of the Merger, Technalysis will deliver to Compuware and Compuware will deliver to Technalysis supplemental or other information and documents, including, without limitation, concerning events, facts or circumstances subsequent to the date of this Agreement which could render any statement, representation, warranty, covenant or other agreement in any of the Merger Agreements or any information contained in any Exhibit or Schedule inaccurate or incomplete or which documents would have been required to have been delivered if existing prior to the date of this Agreement. Technalysis' obligations pursuant to this Section 4.3 will not limit or affect any right or remedy Compuware might otherwise have under any of the Merger Agreements or otherwise with respect to any such supplemental or other information or documents, including, without limitation pursuant to Section 5 or Section 7 below. Technalysis will cooperate, and will cause its employees to cooperate, with Compuware and all of its representatives with respect to making available all information requested by Compuware and its representatives.

    4.4 FILINGS. The parties will file with the United States Department of Justice (the "Department") and the Federal Trade Commission (the "FTC") notifications with respect to this Agreement and the Merger pursuant to the HSR Act. Compuware will pay the filing fees, required to file documents under the HSR Act. The parties will promptly comply with any request by the Department or the FTC for additional documents or information. The parties will prepare and give or make any necessary notices or filings under any other federal, state, local, foreign or other laws, rules and regulations which may be required in connection with any of the Merger Agreements or any of the Transactions.

    4.5 CERTAIN LITIGATION. Technalysis will give Compuware the opportunity to participate in the defense or settlement of any litigation against Technalysis or its officers or directors relating to any of the Merger Agreements or any of the Transactions; provided, however, that no such settlement will be agreed to without Compuware's written consent.

    4.6 BEST EFFORTS. Subject to the terms and conditions in this Agreement, each party will use its best efforts to do or cause to be done all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective, as soon as reasonably practicable, all of the terms and conditions of the Merger Agreements and the Transactions, including, without limitation, the obtaining of all consents, authorizations, orders and approvals of any third party, whether private or governmental, required in connection with such party's execution, delivery or the Merger Agreements and the Transactions and the satisfaction of all other conditions to the Closing set forth in Section 5, and each party will cooperate with the other in all of the foregoing. The parties will use their best efforts to consummate and make effective the Transactions as soon as practicable following satisfaction of the conditions to the Closing set forth in Section 5.

5.  CONDITIONS TO CLOSING.

    5.1 CONDITIONS PRECEDENT TO OBLIGATIONS OF COMPUWARE. The obligations of Compuware under this Agreement are subject to the satisfaction of the following conditions at or prior to the Effective Date of the Merger:

        (a) No action or proceeding will have been instituted or threatened against Technalysis which materially affects or may materially affect its business, prospects, assets, properties or condition (financial or otherwise). No action or proceeding will have been instituted or threatened by any Governmental Entity or other person or entity before any court, arbitrator or Governmental Entity to restrain, prevent, condition or obtain material damages in respect of any of the Merger Agreements or any of the Transactions, which, in the opinion of Compuware, makes it inadvisable to consummate such Transactions.

        (b) All actions, undertakings, covenants or agreements required pursuant to any of the Merger Agreements to be performed by Technalysis on or prior to the Effective Date of the Merger have been so performed or complied with in all material respects.

        (c) All representations and warranties made by Technalysis in any of the Merger Agreements are true and correct in all material respects at and as of the Effective Date of the Merger, with the same force and effect as though such representations and warranties had been made at and as of the Effective Date of the Merger, except as expressly permitted by this Agreement or as otherwise agreed to in writing by Compuware, and Compuware will not have discovered any material error, misstatement or omission in any of such representations or warranties. The Chairman and Chief Executive Officer or the Vice-President/Secretary/Controller of Technalysis will deliver to Compuware a Certificate, dated as of the Effective Date of the Merger, signed by them, certifying as to the matters covered by Sections 5.1(b) and
    (c).

        (d) All action required to be taken by or on the part of Technalysis to authorize the execution, delivery and the Merger Agreements by Technalysis and the consummation of the Transactions will have been duly and validly taken by the Board of Directors and shareholders of Technalysis, and Compuware will have received copies of the resolutions evidencing such authorization certified by the Secretary of Technalysis.

        (e) Compuware will have received from Best & Flanagan, counsel to Technalysis, an opinion in the form attached hereto as Exhibit 5.1(e).

        (f) All courts of law, Governmental Entities and other third parties, the consent, authorization or approval of which is necessary under any applicable law, rule, order or regulation for the consummation by
    Technalysis of the Transactions, will have consented to, authorized, permitted or approved such Transactions.

        (g) The holders of not more than 5% of Outstanding Technalysis Common Stock will have perfected statutory appraisal, dissenters' or similar rights to which such holders may be entitled under applicable law in connection with the Merger.

        (h) The Merger Agreements and the Transactions will have been approved by the holders of Technalysis Common Stock in accordance with Technalysis' Articles of Incorporation, Bylaws and applicable law.

        (i) Technalysis will have furnished Compuware with a certificate of its officers in the form attached hereto as Exhibit 5.1(i).

        (j) Compuware will have completed its due diligence investigation of Technalysis and of the financial condition, operating results and prospects of Technalysis and of Technalysis Common Stock, including, without limitation, all meetings requested by Compuware with some or all of Technalysis' customers, and the results of such investigation are acceptable to Compuware. Any supplemental information or documents submitted to Compuware pursuant to Section 4.3 above shall be reasonably acceptable to Compuware.

        (k) Technalysis will have executed and delivered all other documents reasonably requested by Compuware or otherwise necessary or appropriate for the consummation of any of the Transactions, including, without limitation, all documents required to be executed and/or delivered by or on behalf of Technalysis at or prior to the Closing pursuant to this Agreement.

        (l) There has been no material adverse change in the business, prospects, operations or condition (financial or otherwise) of Technalysis or any event, condition, occurrence, action taken or omission made which, either individually or in the aggregate, might adversely affect the business, prospects, operations or condition (financial or otherwise) of Technalysis. Compuware shall have approved any updates or amendments to any Schedule to this Agreement.

        (m) All action required to be taken by or on the part of Compuware to authorize the execution, delivery and the Merger Agreements by Compuware and the consummation of the Transactions will have been duly and validly taken by the Board of Directors of Compuware.

    5.2 CONDITIONS PRECEDENT TO OBLIGATIONS OF TECHNALYSIS. Unless waived by Technalysis, the obligations of Technalysis under this Agreement are subject to the satisfaction of the following conditions at or prior to the Effective Date of the Merger:

        (a) No action or proceeding will have been instituted or threatened by any Governmental Entity or other person or entity before any court, arbitrator or Governmental Entity to restrain, prevent, condition or obtain material damages in respect of any of the Merger Agreements or any of the Transactions, which, in the opinion of Technalysis, makes it inadvisable to consummate such Transactions.

        (b) All actions, undertakings, covenants or agreements required pursuant to any of the Merger Agreements to be performed by Compuware on or prior to the Effective Date of the Merger have been so performed or complied with in all material respects.

        (c) All representations and warranties made by Compuware in any of the Merger Agreements are true and correct in all material respects at and as of the Effective Date of the Merger, with the same force and effect as though such representations and warranties had been made at and as of the Effective Date of the Merger, except as expressly permitted by this Agreement or as otherwise agreed to in writing by Technalysis, and Technalysis will not have discovered any material error, misstatement or omission in any of such representations or warranties. An officer of Compuware will deliver to Technalysis a Certificate, dated as of the Effective Date of the Merger, signed by him or her, certifying as to the matters covered by Sections 5.2(b) and (c).

        (d) All action required to be taken by or on the part of Compuware to authorize the execution, delivery and the Merger Agreements by Compuware and the consummation of the Transactions will have been duly and validly taken by the Board of Directors of Compuware, and Technalysis will have received copies of the resolutions evidencing such authorization certified by the Secretary of Compuware.

        (e) Technalysis will have received from Honigman Miller Schwartz and Cohn, counsel to Compuware, an opinion in the form of Exhibit 5.2(e) attached hereto.

        (f) All courts of law, Governmental Entities and other third parties, the consent, authorization or approval of which is necessary under any applicable law, rule, order or regulation or under any contract, commitment or other agreement of Compuware, for the consummation by Compuware of the Transactions, will have consented to, authorized, permitted or approved such Transactions.

        (g) Compuware will have furnished Technalysis with a certificate of its officers in the form attached hereto as Exhibit 5.2(g).

        (h) Compuware will have executed and delivered all other documents reasonably requested by Technalysis or otherwise necessary or appropriate for the consummation of any of the Transactions, including, without limitation, all documents required to be executed and/or delivered by or on behalf of Compuware at or prior to the Closing pursuant to this Agreement.

        (i) Technalysis will have received an unqualified favorable fairness opinion regarding the Merger from its investment banker prior to mailing its proxy statement to the holders of Technalysis Common Stock, but no later than February 15, 1996.

        (j) The Merger Agreements and the Transactions will have been approved by the holders of Technalysis Common Stock in accordance with Technalysis' Articles of Incorporation, Bylaws and applicable law.

    5.3   CONDITIONS  PRECEDENT TO  OBLIGATIONS OF  EACH PARTY.   The respective
obligations of each party to effect the Merger are subject to the satisfaction of the following conditions at or prior to the Effective Date of the Merger:

        (a) The waiting period applicable to the consummation of the Merger under the HSR Act will have expired or been terminated.

        (b)  No  final,   nonappealable  injunction  or   other  order  by   any
    Governmental Entity which prevents the consummation of the Merger will have been issued and remain in effect.

6.  TERMINATION; AMENDMENT.

    6.1 TERMINATION. This Agreement may be terminated at any time on or prior to the Effective Date of the Merger, whether before or after approval of the Merger by the shareholders of Technalysis as follows:

        (a) by mutual written consent of Compuware and Technalysis, properly authorized by their respective Boards of Directors; or

        (b) by Compuware or Technalysis (i) if the Effective Date of the Merger has not occurred on or prior to May 31, 1996, unless the failure of such occurrence is due to the failure of the party seeking to terminate this Agreement pursuant to this Section 6.1(b) to perform or observe the representations, warranties, covenants, conditions and agreements to be performed or observed by it on or before the Effective Date of the Merger; or (ii) if this Agreement is not approved by the requisite vote of the shareholders of Technalysis, provided, however, that Technalysis will be entitled to terminate this Agreement on this basis only if it has fully complied with the provisions of this Agreement; or

        (c) by Compuware or Technalysis (i) if at the time of such termination there has occurred or arisen any change as described in Section 2.20(e) or
    (f), or (ii) if there has been any breach in any material respect of any representation, warranty, covenant or obligation of the other party under any of the Merger Agreements and such breach has not been remedied within 5 Business Days after receipt by the breaching party of notice in writing from the non-breaching party specifying the nature of such breach and requesting that it be remedied; or

        (d) by Compuware if Technalysis fails to recommend, or withdraws or modifies in a manner adverse to Compuware its recommendation, to Technalysis' shareholders to approve any of the Merger Agreements or any of the Transactions; or

        (e) by Technalysis, if Technalysis does not receive its fairness opinion. However, Technalysis shall use its best efforts to obtain its fairness opinion no later than February 15, 1996, prior to mailing its proxy statement to the holders of Technalysis Common Stock.

        (f) In the event of termination, both parties agree to return all materials and any information and any copies provided under Section 4.1 to each other within seven (7) business days of receiving a termination notice. Both parties agree not to disclose such information to any third parties. Further, both parties agree to keep such information confidential.

    6.2 EFFECT OF TERMINATION. In the event of termination of this Agreement pursuant to Sections 6.1(a), (b) or (e) no party will have any liability or further obligation to the other party, except as provided in this Section 6.2 or in Section 8.11. Any termination pursuant to the other provisions of Section 6.1 will not affect the terminating party's right to pursue all remedies available under applicable law arising from the other party's misrepresentation, breach or failure to satisfy the conditions as provided in any of the Merger Agreements.

    6.3 AMENDMENT, WAIVER, ETC. Subject to applicable law and to this Section 6.3, at any time prior to the consummation of the Merger, whether before or after approval of the Transactions by Technalysis' shareholders, Technalysis and Compuware may, by action authorized by their respective Boards of Directors, (a) mutually amend this Agreement, (b) extend the time for the performance of any of the obligations or other acts of any other person or entity, (c) waive any inaccuracies in the representations or warranties contained in any of the Merger Agreements, or (d) waive compliance with any of the agreements or conditions contained in Section 5. Notwithstanding the foregoing, after any approval of the Merger by Technalysis' shareholders, there will not be, without further approval of such shareholders, any amendment, extension or waiver of this Agreement which reduces the amount or changes the form of consideration to be delivered to Technalysis' shareholders. This Agreement may not be amended except by a writing signed by all of the parties by persons authorized to execute such writing. Any agreement of a party to any extension or waiver will be valid only if set forth in a writing signed on behalf of such party by a person authorized to execute such writing, but any waiver or failure to insist on strict compliance with any obligation, covenant, agreement or condition will not operate as a waiver of or estoppel with respect to, any subsequent or other failure.

7. CLOSING. On the Closing Date, the parties will take such actions and execute and deliver such documents as are described in this Agreement, including, without limitation, in this Section 7, and will take such further actions and execute and deliver such other documents as the other party may reasonably request or as otherwise necessary or appropriate for the consummation of any of the Transactions.

    7.1 DELIVERIES TO THE EXCHANGE AGENT. Compuware will transfer or otherwise make available to the Exchange Agent certificates for Compuware Common Stock to be issued in the Merger, and the Exchange Agent will have executed a receipt therefor.

    7.2  DELIVERIES  BY COMPUWARE.   Compuware  will execute  and/or deliver  or
cause to be executed and/or delivered:

        (a) Articles and/or Certificates of Merger to be filed in respect of the Merger;

        (b) the Exchange Agreement;

        (c) officers' certificates as provided in Section 5.2(c);

        (d) an opinion of counsel as provided in Section 5.2(e); and

        (e) assignment and consent documents, if required.

    7.3 DELIVERIES BY TECHNALYSIS. Technalysis will execute and/or deliver or cause to be executed and/or delivered:

        (a) Articles and/or Certificates of Merger to be filed in respect of the Merger;

        (b) certified Articles of Incorporation with respect to Technalysis;

        (c) good standing certificates with respect to Technalysis;

        (d)  resignations  in  form  and  substance  acceptable  to   Compuware,
    effective as of the Effective Date of the Merger, of the directors and officers of Technalysis;

        (e) a certificate of the Secretary of Technalysis in such form and substance as Compuware may request relating to bylaws, resolutions, incumbency of officers and such other matters as Compuware may reasonably request;

        (f) the Exchange Agreement;

        (g) officers' certificates as provided in Section 5.1(c);

        (h) an opinion of counsel as provided in Section 5.1(e), and

        (i) assignment and consent documents, such as may be needed to assign proprietary information and/or Contracts, if required.

8.  MISCELLANEOUS.

    8.1 GOVERNING LAW; JURISDICTION. This Agreement will be governed by and construed in accordance with the laws of the State of Michigan, without regard to principles of conflicts of laws. The parties consent to the personal jurisdiction of the state and federal courts of the State of Michigan and select such courts as the sole proper forums within which to adjudicate disputes under or relating to any of the Merger Agreements or any of the Transactions.

    8.2    COUNTERPARTS.    This  Agreement  may  be  executed  in  one  or more
counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

    8.3   INTERPRETATION.   The headings contained in  this Agreement are solely
for the purposes of reference, are not part of the agreement of the parties and will not in any way affect the meaning or interpretation of this Agreement.

    8.4 ENTIRE AGREEMENT. This Agreement, including, without limitation, the Exhibits, Schedules, documents, certificates and instruments referred to in this Agreement, embodies the entire agreement and understanding of the parties with respect to its subject matter. There are no restrictions, promises, representations, warranties, covenants or undertakings, other than those expressly set forth or referred to in this Agreement. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter.

    8.5 SEVERABILITY. If any provision of this Agreement is determined to be illegal or invalid, such illegality or invalidity will have no effect on the other provisions of this Agreement, and all other provisions of this Agreement will remain valid, operative and enforceable.

    8.6 NOTICES. Any notice or other communication required or which may be given under this Agreement will be sufficient if in writing and delivered personally, telecopied or telexed, mailed, certified, registered or first class mail, postage prepaid, or sent by overnight courier, and will be deemed given when so delivered personally, telecopied or telexed, if mailed, two days after the date of mailing, or if sent by overnight courier, one day after the date of sending, as follows, or at such other addresses as the addressee may from time to time designate in writing pursuant to this Section 8.6:

To Compuware:    Compuware Corporation
                 31440 Northwestern Highway
                 Farmington Hills, Michigan 48334-2564
                 Facsimile: (810) 737-1822
                 Attention: President

with a copy to:  Compuware Corporation
                 31440 Northwestern Highway
                 Farmington Hills, Michigan 48334-2564
                 Facsimile: (810) 737-7690
                 Attention: General Counsel

To Technalysis:  Technalysis Corporation
                 6700 France Avenue South
                 Minneapolis, Minnesota 55435
                 Facsimile: (612) 925-6082
                 Attention: Chairman of the Board

with a copy to:  Technalysis Corporation
                 6700 France Avenue South
                 Minneapolis, Minnesota 55435
                 Facsimile: (612) 925-6082
                 Attention: Vice President/Secretary/Controller

    8.7 NO WAIVER. No waiver of any breach of any agreement or provision contained in any of the Merger Agreements will be deemed a waiver of any preceding or succeeding breach thereof or of any other agreement or provision contained in any of the Merger Agreements. No extension of time for any obligation or act will be deemed an extension of time for the performance of any other obligation or act.

    8.8 SUCCESSORS AND ASSIGNS. This Agreement will be binding upon and inure to the benefit of the parties to this Agreement and their respective successors, but will not be assignable by any party except by operation of law.

    8.9 PRESS RELEASES. On or before the Effective Date of the Merger, no party will issue or authorize to be issued any press release or similar announcement concerning any of the Merger Agreements or any of the Transactions without the prior approval of the other party; provided, however, that Compuware and Technalysis will be permitted to make such disclosures as necessary to comply with any applicable securities laws or stock exchange or NASDAQ/NM policies.

    8.10 REMEDIES CUMULATIVE. Rights and remedies provided by this Agreement are cumulative and in addition to any other rights and remedies which any party may have under any other agreement, including, without limitation, under any of the other Merger Agreements, at law or in equity. In addition, the rights and remedies of any party arising out of, or otherwise in respect of, any inaccuracy in, omission from, or breach of any representation, warranty, covenant or agreement contained in any of the Merger Agreements will in no way be limited by the fact that the act, omission, occurrence or other state of facts upon which any claim of any such inaccuracy or breach is based may also be the subject matter of any other representation, warranty, covenant, agreement, Schedule or Exhibit contained in any other agreement between the parties, including, without limitation, any of the other Merger Agreements, as to which there is no inaccuracy, omission or breach.

    8.11 FEES AND EXPENSES. Except as expressly provided in this Agreement, each party will bear its own fees and expenses incurred in connection with the Merger Agreements and the Transactions, including, without limitation, counsel fees, brokerage or financial advisor fees and accounting fees, regardless of whether any of the Transactions are consummated.

    8.12 NO CONSTRUCTION AGAINST DRAFTER. The Merger Agreements have been reviewed by the parties and their counsel and are being entered into among competent persons, who are experienced in business and represented by counsel. Therefore, any ambiguous language in any of such agreements will not necessarily be construed against any particular party as the drafter of such language.

    8.13 PARTIES IN INTEREST. With the exception of the parties to this Agreement, there will exist no right of any person to claim a beneficial interest in any of the Merger Agreements or any rights by virtue of any of the Merger Agreements.

    8.14 INDEMNIFICATION. With respect to any actions by the individual members of the Technalysis Board of Directors which are (i) necessary to consummate the Merger Agreements and the Transactions and (ii) performed in accordance with the terms of such Merger Agreements and Transactions and (iii) are executed in good faith thereof, Compuware agrees to indemnify and defend said individual directors from and against any claims asserted against them by former Technalysis shareholders related to the Merger Agreements and the Transactions. These rights are in addition to any indemnification rights under the Compuware Bylaws or Michigan law. Indemnification under the Compuware Bylaws or Michigan law shall not exceed the total sum of $5,000,000.

    IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first written above.

TECHNALYSIS CORPORATION,                      COMPUWARE CORPORATION,
  a Minnesota corporation                     a Michigan corporation

By: /s/ MILAN L. ELTON                        By: /s/ ELIOT R. STARK
    ------------------------------------      ----------------------------------------
    Its: Vice President                       Its: Senior Vice President

                                                                      EXHIBIT II

                   [HOULIHAN LOKEY HOWARD & ZUKIN LETTERHEAD]

                                                               February 15, 1996

Technalysis Corporation
Board of Directors
6700 France Avenue South
Minneapolis, MN 55435

To the Board of Directors:

    We understand that Technalysis Corporation ("Technalysis" or the "Company") has entered into a transaction whereby 100% of the outstanding common stock of Technalysis will be acquired by Compuware Corporation ("Compuware") for consideration consisting of $14.00 per share in cash (the "Transaction"), pursuant to an Agreement and Plan of Merger between Technalysis and Compuware dated as of January 10, 1996 (the "Merger Agreement"). Pursuant to the Transaction, the gross consideration to be received by Technalysis shareholders, based upon 2,202,803 outstanding shares as of December 31, 1995, will be approximately $30.8 million.

    You have requested our opinion (the "Opinion") as to whether the consideration to be received by Technalysis shareholders in the Transaction is fair to such shareholders, from a financial point of view. The Opinion does not address the Company's underlying business decision to effect the Transaction. We have not been retained to, and did not, initiate any discussions with third parties with respect to the possible acquisition of Technalysis.

    In Connection with this Opinion, we have made such reviews, analyses, and inquiries as we have deemed necessary and appropriate under the circumstances. In analyzing the Transaction and value of the Company, Houlihan Lokey has conducted extensive due diligence including, without limitation, a review of the following items:

         1. Public disclosure for Technalysis filed on form 10K for the five fiscal years ended December 31, 1994 and on form 10Q for the quarters ended March 31, June 30, and September 30, 1995;

         2. Internal financial statements for the fiscal year ended December 31, 1995 (which management has represented as being the most current financial information available);

         3.  Public  disclosure  filed  on   forms  10K  and  10Q  for   certain
    publicly-traded companies considered similar to Technalysis;

         4. Various internal financial reports and analyses of Technalysis;

         5. Financial projections for fiscal 1996 prepared by Technalysis management on approximately December 15, 1995;

         6. Certain contracts and business agreements of Technalysis;

         7. Technalysis client lists;

         8.  Historical  common   stock  trading  and   volume  information   of
    Technalysis and certain public companies considered similar to Technalysis;

         9. An overview of prior offers to purchase the Company;

        10. Industry information;

        11. News articles and publications related to the Company and certain publicly-traded companies considered similar to Technalysis;

        12. Interviews conducted with Technalysis management at the Company's headquarters;

        13. The Merger Agreement; and

        14. A variety of other financial and narrative information.

    We have relied upon and assumed, without independent verification, that the fiscal 1996 projections provided to us have been reasonably prepared and reflect the best currently available estimates of the future financial results and condition of Technalysis, and that there has been no material change in the assets, financial condition, business or prospects of Technalysis since the date of the most recent financial statements made available to us dated as of December 31, 1995, except as reflected in the financial projections for Technalysis referred to above.

    We have not independently verified the accuracy and completeness of the information supplied to us with respect to Technalysis and do not assume any responsibility with respect to it. However, nothing has come to our attention during the course of this engagement which has led us to believe that any information upon which we relied in connection with rendering of the Opinion is inaccurate in any material respect or that it is unreasonable for us to rely upon any such information. We have not made any physical inspection or independent appraisal of any of the properties or assets of Technalysis. Our opinion is necessarily based on business, economic, market and other conditions as they exist and can be evaluated by us as of the date of this letter.

    Based upon the foregoing, and in reliance thereon, it is our opinion that, as of the date hereof, the consideration to be received by Technalysis shareholders in the Transaction is fair to such shareholders, from a financial point of view.

                                          Sincerely,
                                          /s/ HOULIHAN LOKEY HOWARD & ZUKIN
                                          Houlihan Lokey Howard & Zukin

                                                                     EXHIBIT III

                     SECTIONS 302A.471 AND 302A.473 OF THE
                       MINNESOTA BUSINESS CORPORATION ACT

302A.471. RIGHTS OF DISSENTING SHAREHOLDERS

    Subdivision 1. ACTIONS CREATING RIGHTS. A shareholder of a corporation may dissent from, and obtain payment for the fair value of the shareholder's shares in the event of, any of the following corporate actions:

        (a) An amendment of the articles that materially and adversely affects the rights or preferences of the shares of the dissenting shareholder in that it:

           (1) alters or abolishes a preferential right of the shares;

           (2) creates, alters, or abolishes a right in respect of the redemption of the shares, including a provision respecting a sinking fund for the redemption or repurchase of the shares;

           (3) alters or abolishes a preemptive right of the holder of the shares to acquire shares, securities other than shares, or rights to purchase shares or securities other than shares;

           (4) excludes or limits the right of a shareholder to vote on a matter, or to cumulate votes, except as the right may be excluded or limited through the authorization or issuance of securities of an existing or new class or series with similar or different voting rights; except that an amendment to the articles of an issuing public corporation that provides that section 302A.671 does not apply to a control share acquisition does not give rise to the right to obtain payment under this section;

        (b) A sale, lease, transfer, or other disposition of all or substantially all of the property and assets of the corporation, but not including a transaction permitted without shareholder approval in section 302A.661, subdivision 1, or a disposition in dissolution described in section 302A.725, subdivision 2, or a disposition pursuant to an order of a court, or a disposition for cash on terms requiring that all or substantially all of the net proceeds of disposition be distributed to the shareholders in accordance with their respective interests within one year after the date of disposition;

        (c) A plan of merger, whether under this chapter or chapter 332B, to which the corporation is a party, except as provided in subdivision 3;

        (d) A plan of exchange, whether under this chapter or chapter 332B, to which the corporation is a party as the corporation whose shares will be acquired by the acquiring corporation, if the shares of the shareholder are entitled to be voted on the plan; or

        (e) Any other corporate action taken pursuant to a shareholder vote with respect to which the articles, the bylaws, or a resolution approved by the board directs that dissenting shareholders may obtain payment for their shares.

    Subd. 2. BENEFICIAL OWNERS. (a) A shareholder shall not assert dissenters' rights as to less than all of the shares registered in the name of the shareholder, unless the shareholder dissents with respect to all the shares that are beneficially owned by another person but registered in the name of the shareholder and discloses the name and address of each beneficial owner on whose behalf the shareholder dissents. In that event, the rights of the dissenter shall be determined as if the shares as to which the shareholder has dissented and the other shares were registered in the names of different shareholders.

    (b) The beneficial owner of shares who is not the shareholder may assert dissenters' rights with respect to shares held on behalf of the beneficial owner, and shall be treated as a dissenting shareholder under the terms of this section and section 302A.473, if the beneficial owner submits to the corporation at the time of or before the assertion of the rights a written consent of the shareholder.

    Subd. 3. RIGHTS NOT TO APPLY. Unless the articles, the bylaws, or a resolution approved by the board otherwise provide, the right to obtain payment under this section does not apply to a shareholder of the surviving corporation in a merger, if the shares of the shareholder are not entitled to be voted on the merger.

    Subd. 4. OTHER RIGHTS. The shareholders of a corporation who have a right under this section to obtain payment for their shares do not have a right at law or in equity to have, a corporate action described in subdivision 1 set aside or rescinded, except when the corporate action is fraudulent with regard to the complaining shareholder or the corporation.

302A.473. PROCEDURES FOR ASSERTING DISSENTERS' RIGHTS

    Subdivision  1.  DEFINITIONS.  (a)   For purposes of this section, the terms
defined in this subdivision have the meanings given them.

    (b) "Corporation" means the issuer of the shares held by a dissenter before the corporate action referred to in section 302A.471, subdivision 1 or the successor by merger of that issuer.

    (c) "Fair value of the shares" means the value of the shares of a corporation immediately before the effective date of the corporate action referred to in section 302A.471, subdivision 1.

    (d) "Interest" means interest commencing five days after the effective date of the corporate action referred to in section 302A.471, subdivision 1, up to and including the date of payment, calculated at the rate provided in section
549.09 for interest on verdicts and judgments.

    Subd. 2. NOTICE OF ACTION. If a corporation calls a shareholder meeting at which any action described in section 302A.471, subdivision 1 is to be voted upon, the notice of the meeting shall inform each shareholder of the right to dissent and shall include a copy of section 302A.471 and this section and a brief description of the procedure to be followed under these sections.

    Subd. 3. NOTICE OF DISSENT. If the proposed action must be approved by the shareholders, a shareholder who wishes to exercise dissenters' rights must file with the corporation before the vote on the proposed action a written notice of intent to demand the fair value of the shares owned by the shareholder and must not vote the shares in favor of the proposed action.

    Subd. 4. NOTICE OF PROCEDURE; DEPOSIT OF SHARES. (a) After the proposed action has been approved by the board and, if necessary, the shareholders, the corporation shall send to all shareholders who have complied with subdivision 3 and to all shareholders entitled to dissent if no shareholder vote was required, a notice that contains:

        (1) The address to which a demand for payment and certificates of certificated shares must be sent in order to obtain payment and the date by which they must be received;

        (2) Any restrictions on transfer of uncertificated shares that will apply after the demand for payment is received;

        (3) A form to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them and to demand payment; and

        (4) A copy of section 302A.471 and this section and a brief description of the procedures to be followed under these sections.

    (b) In order to receive the fair value of the shares, a dissenting shareholder must demand payment and deposit certificated shares or comply with any restrictions on transfer of uncertificated shares within 30 days after the notice required by paragraph (a) was given, but the dissenter retains all other rights of a shareholder until the proposed action takes effect.

    Subd. 5. PAYMENT; RETURN OF SHARES. (a) After the corporate action takes effect, or after the corporation receives a valid demand for payment, whichever is later, the corporation shall remit to each corporation dissenting shareholder who has complied with subdivisions 3 and 4 the amount the corporation estimates to be the fair value of the shares, plus interest, accompanied by:

        (1) The corporation's closing balance-sheet and statement of income for a fiscal year ending not more than 16 months before the effective date of the corporate action, together with the latest available interim financial statements;

        (2) An estimate by the corporation of the fair value of the shares and a brief description of the method used to reach the estimate; and

        (3) A copy of section 302A.471 and this section, and a brief description of the procedure to be followed in demanding supplemental payment.

    (b) The corporation may withhold the remittance described in paragraph (a) from a person who was not a shareholder on the date the action dissented from was first announced to the public or who is dissenting on behalf of a person who was not a beneficial owner on that date. If the dissenter has complied with subdivisions 3 and 4, the corporation shall forward to the dissenter the materials described in paragraph (a), a statement of the reason for withholding the remittance, and an offer to pay to the dissenter the amount listed in the materials if the dissenter agrees to accept that amount in full satisfaction. The dissenter may decline the offer and demand payment under subdivision 6. Failure to do so entitles the dissenter only to the amount offered. If the dissenter makes demand, subdivisions 7 and 8 apply.

    (c) If the corporation fails to remit payment within 60 days of the deposit of certificates or the imposition of transfer restrictions on uncertificated shares, it shall return all deposited certificates and cancel all transfer restrictions. However, the corporation may again give notice under subdivision 4 and require deposit or restrict transfer at a later time.

    Subd. 6. SUPPLEMENTAL PAYMENT; DEMAND. If a dissenter believes that the amount remitted under subdivision 5 is less than the fair value of the shares plus interest, the dissenter may give written notice to the corporation of the dissenter's own estimate of the fair value of the shares, plus interest, within 30 days after the corporation mails the remittance under subdivision 5, and demand payment of the difference. Otherwise, a dissenter is entitled only to the amount remitted by the corporation.

    Subd. 7. PETITION; DETERMINATION. If the corporation receives a demand under subdivision 6, it shall, within 60 days after receiving the demand, either pay to the dissenter the amount demanded or agreed to by the dissenter after discussion with the corporation or file in court a petition requesting that the court determine the fair value of the shares, plus interest. The petition shall be filed in the county in which the registered office of the corporation is located, except that a Surviving foreign corporation that receives a demand relating to the shares of a constituent domestic corporation shall file the petition in the county in this state in which the last registered office of the constituent corporation was located. The petition shall name as parties all dissenters who have demanded payment under subdivision 6 and who have not reached agreement with the corporation. The corporation shall, after filing the petition, serve all parties with a summons and a copy of the petition under the rules of civil procedure. Nonresidents of this state may be served by registered or certified mail or by publication as provided by law. Except as otherwise provided, the rules of civil procedure apply to this proceeding. The jurisdiction of the court is plenary and exclusive. The court may appoint appraisers, with powers and authorities the court deems proper, to receive evidence on and recommend the amount of the fair value of the shares. The court shall determine whether the shareholder or shareholders in question have fully complied with the requirements of this section, and shall determine the fair value of the shares, taking into account any and all factors the court finds relevant, computed by any method or combination of methods that the court, in its discretion, sees fit to use, whether or not used by the corporation or by a dissenter. The fair value of the shares as determined by the court is binding on all shareholders, wherever located. A dissenter is entitled to judgment in cash for the amount by which the fair value of the shares as determined by the court, plus interest, exceeds the amount, if any, remitted under subdivision 5, but shall not be liable to the corporation for the amount, if any, by which the amount, if any, remitted to the dissenter under subdivision 5 exceeds the fair value of the shares as determined by the court, plus interest.

    Subd. 8. COSTS; FEES; EXPENSES. (a) The court shall determine the costs and expenses of a proceeding under subdivision 7, including the reasonable expenses and compensation of any appraisers appointed by the court, and shall assess those costs and expenses against the corporation, except that the court may assess part or all of those costs and expenses against a dissenter whose action in demanding payment under subdivision 6 is found to be arbitrary, vexatious, or not in good faith.

    (b) If the court finds that the corporation has failed to comply substantially with this section, the court may assess all fees and expenses of any experts or attorneys as the court deems equitable. These fees and expenses may also be assessed against a person who has acted arbitrarily, vexatiously, or not in good faith in bringing the proceeding, and may be awarded to a party injured by those actions.

    (c) The court may award, in its discretion, fees and expenses to an attorney for the dissenters out of the amount awarded to the dissenters, if any.

Laws 1981, c. 270 Section 81, eff. July 1, 1981. Amended by Laws 1987, c. 104, Sections 30 to 33.

                            TECHNALYSIS CORPORATION
                                     PROXY
                         SPECIAL STOCKHOLDERS' MEETING
                                 APRIL 30, 1996

    The undersigned stockholder of Technalysis Corporation hereby appoints Victor A. Rocchio, Edward D. Zimmer, and Robert S. Erickson, and each of them, his or her proxy, with full power of substitution, to attend the special meeting of the stockholders of Technalysis Corporation, to be held at the corporate offices of Technalysis Corporation at 6700 France Avenue South, Minneapolis, Minnesota, on Tuesday, April 30, 1996, at 10:00 a.m., and at any and all adjournments thereof, and there to act for and to vote all stock of the undersigned, in the manner specified below, upon the following matters.

1. To consider and vote upon approval of an Agreement and Plan of Merger, dated January 10, 1996, between the Company and Compuware Corporation, a Michigan corporation, providing for the merger of the Company with and into Compuware Corporation, pursuant to which each outstanding share of the Company's common stock (other than shares as to which the holders have perfected their appraisal rights under Minnesota law) will be converted into the right to receive $14.00 in cash, without interest.

                    / / FOR        / / AGAINST        / / ABSTAIN

2. In their discretion on any other matter that may properly come before the meeting or any adjournment or adjournments thereof.

     PLEASE FILL IN, SIGN ON REVERSE SIDE AND MAIL IN THE ENCLOSED ENVELOPE

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF THE AGREEMENT AND PLAN OF MERGER.

    THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF NOTICE OF THE MEETING AND OF THE PROXY STATEMENT.
    Dated this _________ day of __________________, 1996.
                                              __________________________________
                                              __________________________________
                                              (Please sign exactly as your  name
                                              appears   hereon.  If  signed  for
                                              estates, trusts  or  corporations,
                                              title   or   capacity   should  be
                                              stated. If  shares  held  jointly,
                                              each holder must sign.)